UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

RxSight, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

To the Stockholders of RxSight, Inc:

I am pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of RxSight, Inc., a Delaware corporation (“RxSight” or the “Company”), which will be held virtually on Tuesday, June 16, 2026 at 8:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual format via live webcast this year which affords the same rights and opportunities as participating at an in-person meeting. You will be able to attend the Annual Meeting virtually by visiting www.proxydocs.com/RXST, where you will be able to listen to the meeting live, submit questions and vote online by entering the control number located on your proxy card. We believe a virtual meeting provides expanded access, improves communication, enables increased stockholder attendance and participation and provides cost savings for our stockholders and the Company.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting. Stockholders of record as of the close of business on April 21, 2026 may access the proxy materials or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you in printed form by mail. Your election to receive proxy materials in printed form by mail will remain in effect until you terminate it.

Whether or not you virtually attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the proxy card that you requested per the instructions in the Notice of Internet Availability. If you decide to virtually attend the Annual Meeting, you will be able to change your vote, revoke your proxy or vote electronically at the Annual Meeting.

On behalf of the Company’s Board of Directors, we would like to thank you for your continued support of and interest in RxSight and look forward to receiving your proxy.

Sincerely,

J. Andy Corley Chairman of the Board of Directors	Ron Kurtz, M.D. President, Chief Executive Officer and Director

RxSight, Inc.

100 Columbia

Aliso Viejo, CA 92656

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Tuesday, June 16, 2026 at 8:00 a.m. Pacific Time.

Place

The Annual Meeting will be a completely virtual meeting of stockholders, to be conducted via live webcast. You will be able to attend the Annual Meeting virtually, submit questions and vote online during the meeting by visiting www.proxydocs.com/RXST.

Items of Business
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To elect three Class II directors, William J. Link, Ph.D., Robert Warner and Shweta Singh Maniar, to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified.

•
To approve, on an advisory basis, the compensation of the named executive officers identified in the 2025 Summary Compensation Table in the “Executive Compensation” section of the proxy statement (the “Say-on-Pay Vote”).

• To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

• To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date	April 21, 2026 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting virtually, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the Notice of Internet Availability and the proxy statement. Returning the proxy does not deprive you of your right to attend the Annual Meeting virtually and to change your vote, revoke your proxy or vote electronically at the Annual Meeting. The proxy statement explains proxy voting and the matters to be voted on in more detail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Tuesday, June 16, 2026. Our proxy statement and Annual Report to Stockholders are being made available on or about April 28, 2026 on our investor relations website at https://investors.rxsight.com/financial-information/sec-filings. We are providing access to our proxy materials over the Internet under the rules adopted by the Securities and Exchange Commission (the “SEC”).

The Notice of Internet Availability containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy card and our annual report, is first being sent or given on or about April 28, 2026 to all stockholders entitled to vote at the Annual Meeting.

By Order of the Board of Directors

Aliso Viejo, California April 28, 2026	Ron Kurtz, M.D. President, Chief Executive Officer and Director

i

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 8:00 a.m. Pacific Time on Tuesday, June 16, 2026

This proxy statement and the form of proxy card are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2026 annual meeting of stockholders of RxSight, Inc. (the “Annual Meeting”), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on Tuesday, June 16, 2026 at 8:00 a.m. Pacific Time virtually via live webcast. You will be able to attend the Annual Meeting virtually by visiting www.proxydocs.com/RXST, where you will be able to listen to the meeting live, submit questions and vote online after entering the control number listed on your Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) or proxy card.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

Why am I receiving these materials?

Our Board is providing these “proxy materials” (as defined below) to you in connection with its solicitation of proxies for use at the Annual Meeting, which will take place on Tuesday, June 16, 2026. Stockholders are invited to attend the Annual Meeting virtually and are requested to vote on the proposals described in this proxy statement. The Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy card, and our annual report, is first being sent or given on or about April 28, 2026 to all stockholders of record entitled to vote at the Annual Meeting. These items, together, may be referred to in this proxy statement as the “proxy materials.”

What proposals will be voted on at the Annual Meeting?

There are three proposals scheduled to be voted on at the Annual Meeting:

•
to elect three Class II directors, William J. Link, Ph.D., Robert Warner and Shweta Singh Maniar, to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified;
•
the approval, on an advisory basis, of the compensation of the named executive officers identified in the 2025 Summary Compensation Table in the “Executive Compensation” section of the proxy statement (the “Say-on-Pay Vote”); and
•
the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

At the time this proxy statement was mailed, our management and Board were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement.

How does our Board recommend that I vote?

Our Board recommends that you vote:

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FOR the election of William J. Link, Ph.D., Robert Warner and Shweta Singh Maniar, as Class II directors to serve for a three-year term;
•
FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement; and
•
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on April 21, 2026, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 41,396,609 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record – Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Equiniti Trust Company, LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares, and this proxy statement was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person (virtually) at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders – Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name,” and this proxy statement was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.” As a street name stockholder, if you plan to vote your shares at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee in advance of the Annual Meeting.

How many votes are needed for approval of each proposal?

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Proposal No. 1: The election of each Class II director requires a plurality of the votes of the shares of our common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the three nominees who receive the most votes cast FOR will be elected as Class II directors. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the proposal. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.
•
Proposal No. 2: To approve, on an advisory basis, the compensation awarded to our named executive officers for the year ended December 31, 2025, requires an affirmative FOR vote of a majority of the shares of our common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of this proposal.
•
Proposal No. 3: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 requires an affirmative FOR vote of a majority of the shares of our common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 3, the abstention will have the same effect as a vote AGAINST the proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for it to be properly held under our bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person (virtually) or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What do I need to do to attend the Annual Meeting?

You will be able to attend the Annual Meeting virtually, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.proxydocs.com/RXST. You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/RXST. The registration deadline is June 15, 2026 at 8:59 p.m. Pacific Time. To participate in the Annual Meeting, you will need the control number from your Notice of Internet Availability or proxy card. The Annual Meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, you can vote in one of the following ways:

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You may vote via the Internet. To vote via the Internet prior to the Annual Meeting, go to www.proxypush.com/RXST to complete an electronic proxy card. You will be asked to provide the control number from your Notice of Internet Availability or proxy card (if you received printed proxy materials). Your vote must be received by 8:00 a.m. Pacific Time on June 16, 2026 to be counted. If you vote via the Internet prior to the Annual Meeting, you do not need to return a proxy card by mail.
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You may vote by telephone. To vote by telephone, dial 1-866-305-2377 (toll-free in the United States and Canada; toll charges apply to calls from other countries) and follow the recorded instructions. You will be asked to provide the control number from your Notice of Internet Availability or proxy card (if you received printed proxy materials). Your vote must be received by 8:00 a.m. Pacific Time on June 16, 2026 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.
•
You may vote by mail. To vote by mail, you will need to request a paper proxy card from the Company by following the procedures in the Notice of Internet Availability. If you elect to vote by mail, please complete, date and sign the proxy card where indicated and return it promptly by mail in the enclosed postage-paid envelope so that it is received prior to the Annual Meeting. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our Board.
•
You may vote virtually during the Annual Meeting. If you plan to attend the Annual Meeting by visiting www.proxydocs.com/RXST, you may vote electronically (to include changing your vote if you previously voted by another method described above) and submit questions during the meeting. Please have your Notice of Internet Availability or proxy card (if you received printed proxy materials) in hand when you visit the website.

Even if you plan to attend the Annual Meeting virtually, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Street Name Stockholders. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

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entering a new vote by Internet or telephone by 8:00 a.m. Pacific Time on June 16, 2026;
•
signing and returning a new proxy card with a later date by 8:00 a.m. Pacific Time on June 16, 2026;

•
delivering a written revocation to our Secretary at RxSight Inc., 100 Columbia, Aliso Viejo, California, 92656, which must be received prior to the Annual Meeting; or
•
attending the Annual Meeting and voting (virtually).

Street Name Stockholders. If you are a street name stockholder, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Our executive officers Ron Kurtz, M.D. and Mark Wilterding have been designated as proxy holders by our Board. When a proxy is properly dated, executed and returned, the shares represented by such proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

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FOR the election of each of the three directors nominated by our Board and named in this proxy statement as Class II directors (Proposal No. 1);
•
FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 2);
•
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 (Proposal No. 3); and
•
In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors), and Proposal No. 2 (the Say-on-Pay Vote), are non-routine matters, while Proposal No. 3 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1 or Proposal No. 2, which would result in a “broker non-vote,” but may, in its discretion vote your shares with respect to Proposal No. 3. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal No. 2 and Proposal No. 3). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote will be determined based on the frequency receiving the highest number of votes, abstentions will have no impact on the outcome of such proposals as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast.

Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

What does it mean if I received more than one Notice of Internet Availability?

If you receive more than one Notice of Internet Availability, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability to ensure that all of your shares are voted.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

RxSight, Inc.

Attention: Assistant Secretary

100 Columbia, Aliso Viejo, California, 92656

(949) 521-7830

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, we will file an amendment to the Form 8-K to disclose the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive office not later than December 29, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials and be sent to our Secretary at our principal executive office.

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of the our Board or any committee thereof that has been formally delegated authority to propose such business pursuant to a resolution adopted by a majority of the Whole Board (as defined in our bylaws), or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2027 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive office:

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not earlier than 8:00 a.m., Eastern time, on February 16, 2027; and
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not later than 5:00 p.m., Eastern time, on March 18, 2027.

In the event that we hold our 2027 annual meeting of stockholders on a date that is more than 25 days from the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than 8:00 a.m., Eastern time, on the 120th day before such annual meeting and no later than 5:00 p.m., Eastern time, on the later of the 90th day prior to the day of the annual meeting, or if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, on the 10th day following the day on which public announcement of the date of such annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Recommendation or Nomination of Director Candidates

The Corporate Governance and Nominating Committee of our Board (the “Governance Committee”) considers recommendations and nominations for candidates to our Board from stockholders so long as such recommendations and nominations comply with our certificate of incorporation and our bylaws, our Policies and Procedures for Director Candidates (as set forth in our Corporate Governance Guidelines, available at https://investors.rxsight.com/corporate-governance/governance-overview (provided, for the avoidance of doubt, that nothing contained on our investor relations website is incorporated by reference in this proxy statement)), and all applicable laws, rules and regulations. Stockholders holding at least one percent of the fully diluted capitalization of the Company continuously for at least twelve months prior to the date of submission of the recommendation are eligible to recommend director nominees for consideration by the Governance Committee by writing to the General Counsel, Legal Department or Secretary or Assistant Secretary of the Company at our principal executive office. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a statement of support of the candidate by the recommending stockholder within the context of the criteria for membership of our Board, evidence of the recommending stockholder’s ownership of our capital stock, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and any additional information required by our bylaws. Stockholder recommendations must be received not later than the 90th day nor earlier than the 120th day of the one-year anniversary of the date on which the Company first mailed its proxy materials or notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting of stockholders, regarding the year in which the recommended candidates will be considered for nomination. In the event that no annual meeting was held in the previous year or if the date of the annual meeting is changed by more than 25 days from the one-year anniversary of the date of the previous year’s annual meeting, then notice by the stockholder to be timely must be so received by our Secretary not earlier than 8:00 a.m. Eastern time on the 120th day prior to such annual meeting and not later than 5:00 p.m. Eastern time on the later of the 90th day prior to such annual meeting, or if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such annual meeting is first made.

Following verification of the stockholder status of the person submitting the recommendation and verification that all requirements have been met, all properly submitted recommendations will be promptly brought to the attention of the Governance Committee.

In addition, we are required under new SEC Rule 14a-19 to include on our proxy card all nominees for director whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, the Corporate Secretary must receive notice under SEC Rule 14a-19 no later than April 17, 2027. Notwithstanding the foregoing, the notice requirement under SEC Rule 14a-19 is independent of the applicable notice requirements under the advance notice provisions of our bylaws described above which must also be satisfied.

Availability of Second Amended and Restated Bylaws

A copy of our second amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates and for a copy of our Policies and Procedures for Director Candidates.

Who counts the votes?

Donnelley Financial Solutions, Inc. (“Donnelley”) has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed proxy card is returned directly to Donnelley for tabulation. If you are a street name stockholder, your broker or other nominee will return one proxy card to Donnelley on behalf of all its clients.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for consideration at the Annual Meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Composition

Our business affairs are managed under the direction of our Board, which currently consists of ten (10) members. Our certificate of incorporation provides that our Board will be divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our certificate of incorporation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one third of our directors. This classification of our Board may have the effect of delaying or preventing changes in control of our company.

Upon the recommendation of our Governance Committee, we are nominating William J. Link, Ph.D., Robert Warner and Shweta Singh Maniar, as Class II directors for election at the Annual Meeting. If elected, William J. Link, Ph.D., Robert Warner and Shweta Singh Maniar will each hold office for a three-year term until the annual meeting of stockholders to be held in 2029 or until their successors are duly elected and qualified.

The following table sets forth the names, ages as of the date of the Annual Meeting and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting), and for each of the continuing directors:

						Expiration
					Current	of term
				Director	term	for which
Name	Class	Age	Position(s)	since	expires	nominated
1. Directors with terms expiring at the Annual Meeting/nominees
William J. Link, Ph.D.	II	80	Director	2016	2026	2029
Robert Warner (2) (3)	II	59	Director	2021	2026	2029
Shweta Singh Maniar (2)	II	42	Director	2021	2026	2029

2. Continuing Directors
Julie B. Andrews (1)	III	55	Director	2021	2027	—
Robert J. Palmisano (3)	III	81	Director	2021	2027	—
Tamara R. Fountain, M.D. (1)	III	63	Director	2022	2027	—
Ron Kurtz, M.D.	I	63	President, Chief Executive Officer and Director	2016	2028	—
J. Andy Corley (2) (3)	I	70	Chairman of the Board	2015	2028	—
Juliet Tammenoms Bakker (1) (2)	I	64	Director	2015	2028	—
Raymond W. Cohen (1) (3)	I	67	Director	2025	2028	—

(1) Member of the Audit Committee
(2) Member of the Governance Committee
(3) Member of the Compensation Committee

Director Nominees

William J. Link, Ph.D. Dr. Link has served as a member of our Board since November 2016 and has served as a member of the Compensation Committee from November 2016 to July 2021 and as a member of the Audit Committee from July 2021 to February 2024. Dr. Link formed Flying L Management, LLC in 2017 and is the Managing Partner. Dr. Link has served as a managing director and cofounder of Versant Ventures Management LLC, a venture capital firm investing in early stage healthcare companies, since 1999. He has served as a member of the board of directors of Lensar, Inc. since November 2017 and Tarsus Pharmaceuticals, Inc. (NASDAQ: TARS) since January 2017. Dr. Link also currently serves on the board of directors of Allegro Ophthalmics, LLC, Praxis Management, LLC, Horizon Surgical, Forsight Vision 6, TearClear Corp., ViaLase, Inc., Osanni Bio, Inc., Eyexora, LLC, and EyeDura, Inc. Prior to co-founding Versant Ventures in November 1999. Dr. Link was a general partner at Brentwood Venture Capital from 1998 to 2020. From March 1986 to December 1997, Dr. Link was founder, chairman, and chief executive officer of Chiron Vision Corp. He also founded and served as President of American Medical Optics, Inc. (AMO) a division of American Hospital Supply Corporation, (acquired by Allergan, Inc., which was acquired by AbbVie (NYSE: ABBV) from 1978 to 1985. Dr. Link served as a director of Advanced Medical Optics, Inc. from September 2002 to February 2009, a director of Inogen, Inc. (NASDAQ:INGN) from July 2003 to February 2014, a director of Second Sight Medical Products, Inc. from August 2003 to May 2020, a director of Edwards Lifesciences Corp. (NYSE:EW) from May 2009 to May 2021, a director of Glaukos, Inc. (NYSE:GKOS) from June 2001 to December 2021, and a director of Oyster Point Pharma, Inc. (acquired by Viatris Inc. NASDAQ:VTRS) from July 2015 to March 2022. Dr. Link also served as an assistant professor in the Department of Surgery at the Indiana University School of Medicine from 1973 to 1976. Dr. Link received a B.S., M.S., and a Ph.D. in mechanical engineering from Purdue University.

We believe Dr. Link is qualified to serve on our Board because of his experience in leading and investing in medical device companies.

Robert Warner. Mr. Warner has served as a member of our Board since August 2021, at which time he was nominated to serve as a member of the Compensation Committee and the chair of the Governance Committee. Mr. Warner served as President and General Manager of Alcon Vision Care Franchise Alcon Laboratories (NYSE: ALC) from August 2015 until February 2018. Prior to that, Mr. Warner served as President, U.S. and Canada, for Alcon from January 2012 to July 2015 and as President, Canada and Latin America, for Alcon from November 2010 to January 2012. From January 2005 to October 2010, Mr. Warner served in increasing positions of responsibility for Alcon. Mr. Warner was a member of the Alcon Executive Leadership Team for over 10 years and led the Alcon transition from Nestle (OTCMKTS: NSRGY) to Novartis (NYSE: NVS) majority ownership. Mr. Warner currently serves on the board of directors of Oculis (NASDAQ: OCS) and three private medical device companies, i Lumen Scientific, Qlaris Bio, and EyeYon Medical (serving as Chairman for the latter), and is also a board member of a nonprofit organization, GRACE, the Grapevine Relief and Community Exchange. Mr. Warner holds a B.S. in Chemistry from Pace University and an MBA from Rutgers University.

We believe Mr. Warner is qualified to serve on our Board because of his extensive experience leading and serving on the Board of medical device companies.

Shweta Singh Maniar. Ms. Maniar joined our Board in December 2021, at which time she was nominated to serve as a member of the Governance Committee. Since July 2018, Ms. Maniar has served as Global Leader, Healthcare & Life Sciences Solutions & Strategy at Google, where she leads vision, strategy, and execution of Google Cloud's industry product strategy and go-to-market model. Prior to joining Google (Alphabet, Inc.) (NASDAQ: GOOG), from November 2013 to June 2018, Ms. Maniar contributed as an executive at Genentech, where she led market growth strategies relevant to technology accelerators for therapies and diagnostics. For more than a year previously, she served as Director for the Center of Minimally Invasive Therapeutics at Summa Health. Earlier in her career, Ms. Maniar spent several years in a research capacity at the Cleveland Clinic and the Austen BioInnovation Institute in Akron, where she was primarily focused on medical devices and minimally invasive therapeutics. She currently serves on the board of directors of Orthofix Medical Inc. (NASDAQ: OFIX). Ms. Maniar holds a B.A. in Economics from the University of California, San Diego.

We believe Ms. Maniar is qualified to serve on our Board because of her leadership experience and her business, operations and strategy experience with healthcare companies.

Continuing Directors

Julie B. Andrews. Ms. Andrews has served as a member of our Board since August 2021, at which time she was nominated to serve as the Chairperson of the Audit Committee. Ms. Andrews has over twenty years’ experience in senior finance leadership roles with leading medical technology companies and brings a broad skill set in executing strategic initiatives and leading global finance organizations. Ms. Andrews currently serves as the Chief Financial Officer for Orthofix Medical (NASDAQ: OFIX), a leading global medical technology company. Previously, Ms. Andrews served as the Chief Financial Officer for Smart Wires Technology LTD., a clean technology company focused on digitalizing and modernizing the electrical grid from September 2021 to April 2023. From August 2019 to December 2020, Ms. Andrews held the position of Senior Vice President, Global Finance with Wright Medical Group N.V. (NASDAQ: WMGI) with responsibility for the finance, accounting, tax and treasury functions. During her time at Wright Medical, Ms. Andrews played key leadership roles in several successful mergers and acquisitions. These included leading the divestiture and carve-out of the approximately $300 million sale of the hip and knee business to Microport, providing leadership oversight for Wright Medical’s $3.3 billion in equity value acquisition of Tornier, N.V., and leading the diligence and integration planning of the sale of Wright Medical to Stryker Corporation (NYSE: SYK). Ms. Andrews was Vice President, Chief Accounting Officer from May 2012 to September 2019 of Wright Medical Group N.V. (f.k.a. Wright Medical Group Inc.). Prior to joining Wright Medical, Ms. Andrews spent fourteen years at Medtronic, Inc. (NYSE: MDT), a global medical device company. During her tenure with Medtronic, Ms. Andrews held numerous key financial positions including Vice President, Finance (Business Unit CFO) for the $3.5 billion Spine and Biologics business. Ms. Andrews began her career working with Thomas & Betts Corporation in Memphis, Tennessee and Thomas Havey, LLP in Chicago, Illinois. Ms. Andrews previously served on the board of directors of Priveterra (NASDAQ: PMGM), a healthcare focused special acquisition corporation and serves as the chair of their audit committee. Ms. Andrews received a BS in Accounting from Indiana University NW.

We believe that Ms. Andrews is qualified to serve on our Board due to her financial experience in the healthcare industry.

Robert J. Palmisano. Mr. Palmisano has served on our Board since August 2021, at which time he was nominated to serve as the Chairperson of the Compensation Committee. Mr. Palmisano served as President and Chief Executive Officer, and as the Executive Director of the Board of Directors and Board Member of Wright Medical Group N.V. in connection with the merger of Wright Medical Group, Inc. (NASDAQ: WMGI) and Tornier N.V. from October 2015 until it was acquired by Stryker Corporation (NYSE: SYK) in November 2020. Mr. Palmisano also served as President and Chief Executive Officer of Wright Medical Group, Inc. from September 2011 to October 2015, and President and Chief Executive Officer of ev3 Inc. from April 2008 to July 2010, when it was acquired by Covidien plc. Mr. Palmisano was President and Chief Executive Officer of IntraLase Corp. (NASDAQ: ILSE) from April 2003 to April 2007, when it was acquired by Advanced Medical Optics (NYSE: EYE), Inc. Before joining IntraLase, Mr. Palmisano was President and Chief Executive Officer of MacroChem Corporation (OTCBB: MCHM) from April 2001 to April 2003. Earlier in his career, he served as President and Chief Executive Officer of Summit Technology, Inc. (NASDAQ: BEAM) until it was acquired by Alcon, Inc. (NYSE: ALC). Mr. Palmisano currently serves on the board of directors of AEON Biopharma (NYSE: AEON) and Saluda Medical (ASX: SLD), and serves on the Providence College Board of Trustees Emeritus. Mr. Palmisano previously served as the Chairman of the Board of Avedro, Inc. (acquired by Glaukos, Inc. (NYSE: GKOS)), and on the board of directors of ev3 Inc. (NASDAQ: EVVV), Priveterra Acquisition Corp. (NASDAQ: PMGM), Osteotech, Inc. (NASDAQ: OSTE) (acquired by Medtronic, Inc. (NYSE: MDT)) and Abbott Medical Optics, Inc. (acquired by Johnson & Johnson (NYSE: JNJ)), all publicly held companies, and Bausch & Lomb, a privately held company. Mr. Palmisano holds a B.A. in Political Science from Providence College.

We believe Mr. Palmisano is qualified to serve on our Board because of his extensive experience leading and serving on the Board of medical device companies.

Tamara R. Fountain, M.D. Dr. Fountain joined our Board in January 2022, at which time she was nominated to serve as a member of the Audit Committee. Dr. Fountain served as the 2021 President of the American Academy of Ophthalmology, the world’s largest association of eye physicians and surgeons and recently returned to Academy service as Secretary for Global Relations in 2025. She also serves as an Associate Editor of Ophthalmology, the journal of the American Academy of Ophthalmology. Dr. Fountain was named to the board of directors of the American Board of Ophthalmology in January 2022, where she serves on the Finance and Credentialing Committees and chairs the Governance Committee. Dr. Fountain was elected to the board of Sight Sciences (NASDAQ: SGHT) in July 2022 where she serves on the Nominating-Governing and Compensation Committees. She has been on faculty at Rush University Medical Center in Chicago since May 1998 where she is professor of ophthalmology and section chair emeritus of ophthalmic plastic and reconstructive surgery. She has maintained a private practice, Ophthalmology Partners, Ltd., on Chicago’s North Shore since December 2000. Dr. Fountain was chair for Alumni Fund Giving at Harvard Medical School from January 2016 to June 2019 and began a two-year term as President of the Harvard Medical School Alumni Council in 2026. She served as President of the American Society of Ophthalmic Plastic and Reconstructive Surgery in 2018 and 15 years on the board of directors of Ophthalmic Mutual Insurance Company (OMIC), the largest, by market share, professional liability insurer of ophthalmologists in the United States. At the end of her term, Dr. Fountain was elected OMIC’s chair of the Board and chair of the Audit Committee, serving January 2014 to December 2015. She was President of the Illinois Society of Eye Physicians and Surgeons January 2002 to December 2005. Dr. Fountain received her BA in Human Biology from Stanford University in 1984, her MD from Harvard Medical School in 1988 and in 1992, completed her residency in ophthalmology at Johns Hopkins Hospital’s Wilmer Eye Institute.

We believe Dr. Fountain is qualified to serve on the Board because of her experience as a practicing ophthalmologist and her leadership roles in the ophthalmology field.

Ron Kurtz, M.D. Dr. Kurtz has served as our President and Chief Executive Officer, as well as on our Board since 2016. Prior to joining RxSight, he co-founded and served as President and Chief Executive Officer of LenSx Lasers, Inc. He became General Manager of Alcon LenSx, Inc after the company was acquired by Alcon Inc. (NYSE: ALC) in 2010. Dr. Kurtz previously co-founded IntraLase Corp. (NASDAQ: ILSE) serving as its initial President & CEO and then in other senior leadership positions. IntraLase became a publicly held NASDAQ-listed company in 2004 and was acquired by Advanced Medical Optics, Inc. (NYSE: AMO) in 2007. Dr. Kurtz has served on the faculty of both the University of California, Irvine, and the University of Michigan. He earned his B.A. in Biochemistry from Harvard College and his M.D. from the University of California, San Diego.

We believe that Dr. Kurtz is qualified to serve on our Board due to his leadership track record, his experience as an ophthalmologist, and his service as our Chief Executive Officer and President.

J. Andy Corley. Mr. Corley has served as a member of our Board since January 2015 and has served as our Chairman of the Board of Directors since July 2015, as a member of the Compensation Committee since January 2015 and as a member of the Governance Committee since July 2021. Mr. Corley has also served as a board member of Newton Tech (formerly Neurolens) since 2012, where he currently serves as Chairman of the Board, and has been a partner at Flying L Partners since 2016. Mr. Corley also currently serves on the boards of directors for Epion Therapeutics, Nvasc, Inc., Surface Medical, and Lumenex. Mr. Corley co-founded eyeonics, Inc. in 1998 and served as its Chief Executive Officer and Chairman of the Board until the company was sold to Bausch & Lomb, Inc. in February 2008. Mr. Corley then served as President of the Surgical Division at Bausch & Lomb following its acquisition of eyeonics, Inc from 2008 to 2011. Mr. Corley also co-founded Chiron Vision Corp., a company focused on the development of LASIK, in 1987 and served as General Manager of the Refractive Surgery Division until December 1997. Mr. Corley received a Bachelor of Business Administration degree from Georgia Southern University.

We believe Mr. Corley is qualified to serve on our Board because of his experience in leading and investing in medical device companies.

Juliet Tammenoms Bakker. Ms. Tammenoms Bakker has served as a member of our Board since June 2015. Ms. Tammenoms Bakker co-founded Longitude Capital, a healthcare venture capital firm, where she has served as a Managing Director since 2006. Prior to Longitude, Ms. Tammenoms Bakker served as a Managing Director of Pequot Ventures, where she founded the life sciences investment practice. Prior to Pequot Ventures, Ms. Tammenoms Bakker was an equity research analyst with Banque Paribas. Ms. Tammenoms Bakker currently serves on the boards of directors of Ceribell, Inc. (NASDAQ: CBLL) and other privately held healthcare companies. Ms. Tammenoms Bakker previously served on the boards of directors of over twenty companies including Eargo, Inc. (NASDAQ: EAR), Axonics Modulation Technologies, Inc. (NASDAQ: AXNX), and Venus concept Inc. (NASDAQ: VERO). Ms. Tammenoms Bakker holds an M.P.A. from the Harvard Kennedy School and a B.Sc. from the College of Agriculture and Life Sciences at Cornell University, or CALS, and she currently serves as a Trustee on the Board of Trustees at Cornell University.

We believe Ms. Tammenoms Bakker is qualified to serve on our Board due to her extensive experience as an investor in medical technology companies and as a member of the boards of directors of multiple public and private companies.

Raymond W. Cohen. Mr. Cohen was appointed to our Board in July 2025 and is a member of both the Audit and Compensation Committees. Mr. Cohen is an accredited public company director and seasoned medical technology executive with extensive experience in leading and scaling innovative healthcare companies. He currently serves on the boards of Kestra Medical Technologies (Nasdaq: KMTS), where he is Chair of the Compensation Committee and InspireMD (Nasdaq: NSPR) as an Independent Director. Mr. Cohen also serves on the board of several private companies, Biobeat as Executive Chairman, Spiro Medical as Chairman, Archimedes Vascular as Chairman, and Resonant Link Medical as Chairman. Cohen also serves as a Venture Partner with Andera Partners, an asset management firm, and Sherpa Capital Partners, a venture capital firm. During 2025, Nalu Medical and SoniVie, where Mr. Cohen served as chairman, were both sold to Boston Scientific. From 2013 until late 2024, Mr. Cohen was Chief Executive Officer and a member of the board of Axonics, Inc. (Nasdaq: AXNX), where he led the company from inception to being recognized as the fastest-growing company in North America and oversaw its $3.7 billion acquisition by Boston Scientific. Earlier in his career, he served as Chairman of BioLife Solutions, Inc. (Nasdaq: BLFS) and held board positions at Spectrum Pharmaceuticals (Nasdaq: SPPI), LifeWatch (LIFE.SW), Syncroness, Inc. and for over 10 years as CEO and Chairman of Cardiac Science, Inc (DFIB). Mr. Cohen holds a B.S. in Business Management from Binghamton University in New York.

We believe that Mr. Cohen is qualified to serve on our Board because of his leadership experience and commercial expertise in the medical device industry.

Director Independence

Our common stock is listed on the Nasdaq Global Market. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company, among other things, may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries. Additionally, members of the audit committee must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

The charter of the Compensation Committee requires each member of the Compensation Committee to meet the independence standards established by Nasdaq and the SEC. To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the Compensation Committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Messrs. Corley, Warner, Cohen and Palmisano, Dr. Fountain, and Mses. Tammenoms Bakker, Andrews and Maniar, representing eight of our ten directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq; of the remaining directors, Dr. Kurtz is not “independent” under Nasdaq rules because he is an executive officer of our company and Dr. Link is not “independent” under Nasdaq rules due to certain payments made by us in 2024 and 2025 to a company in which a trust affiliated with Dr. Link is a significant investor and in which Dr. Link’s son-in-law serves as the chief executive officer, as described further under “Certain Relationships and Related Party Transactions” below. Our Board has further determined that each member of our Audit Committee, Mr. Cohen, Dr. Fountain and Mses. Tammenoms Bakker and Andrews, have met the additional independence requirements for Audit Committee members under the rules of Nasdaq and Rule 10A-3 under the Exchange Act. Our Board has affirmatively determined that each member of our Compensation Committee, Messrs. Corley, Palmisano, Cohen and Warner, is independent in accordance with the rules of Nasdaq and Rule 10C-1 under the Exchange Act and has met the additional requirements for Compensation committee members under such rules.

In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.” There are no family relationships among any of our directors or executive officers.

Board leadership structure

Our Board is currently chaired by Mr. Corley. As a general policy, our Board believes that separation of the positions of Chair of our Board and Chief Executive Officer reinforces the independence of our Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. As such, Dr. Kurtz serves as our Chief Executive Officer while Mr. Corley serves as the Chair of our Board but is not an officer of the Company. We currently expect and intend the positions of Chair of our Board and Chief Executive Officer to continue to be held by two individuals in the future.

Role of the Board in risk oversight

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee is responsible for overseeing the management of risks relating to accounting matters, financial reporting, internal controls over financial reporting, and cybersecurity. Our Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with Board organization, composition, membership and structure, corporate governance and board performance. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through discussions from committee members about such risks. Our Board believes its administration of its risk oversight function has not negatively affected our Board's leadership structure.

Committees of our Board of Directors

Our Board has an Audit Committee, a Compensation Committee, and a Governance Committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues.

Audit Committee

Our Audit Committee consists of Julie B. Andrews, Juliet Tammenoms Bakker, Tamara R. Fountain, M.D. and Raymond W. Cohen, with Ms. Andrews serving as chair. Our Board has determined that Ms. Andrews is an audit committee financial expert, as that term is defined under Item 407(d)(5) of Regulation S-K, and that each audit committee member possesses financial sophistication, as defined under the rules of Nasdaq. Our Audit Committee oversees our corporate accounting, financial reporting and internal control over financial reporting processes and assists our Board in monitoring our financial systems. Our Audit Committee is also responsible for:

•
selecting and hiring the independent registered public accounting firm to audit our financial statements;
•
helping to ensure the independence and performance of the independent registered public accounting firm;
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approving audit and non-audit services and fees;
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reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;
•
preparing the audit committee report that the SEC requires to be included in our annual proxy statement;
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reviewing reports and communications from the independent registered public accounting firm;
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reviewing the adequacy and effectiveness of our internal controls over financial reporting and disclosure controls and procedures;
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reviewing our policies on risk assessment and risk management, including those risks related to cybersecurity;
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reviewing and monitoring conflicts of interest situations, and approving or prohibiting any involvement in matters that may involve a conflict of interest or taking of a corporate opportunity;
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reviewing related party transactions; and
•
establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of our Audit Committee charter is available on our investor relations website at https://investors.rxsight.com/corporate-governance/governance-overview (provided, for the avoidance of doubt, that nothing contained on our investor relations website is incorporated by reference in this proxy statement). During 2025, our Audit Committee held five meetings.

Compensation Committee

Our Compensation Committee consists of Robert J. Palmisano, J. Andy Corley, Robert Warner and Raymond W. Cohen, with Mr. Palmisano serving as chair. Our Compensation Committee oversees our compensation policies, plans and benefits programs. The Compensation Committee is also responsible for:

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overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;

•
reviewing and approving or recommending to the Board compensation for our executive officers and directors;
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preparing the Compensation Committee report to be included in our annual proxy statement, as required;
•
administering our Compensation Recovery Policy; and
•
administering our equity compensation plans.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of our Compensation committee charter is available on our investor relations website at https://investors.rxsight.com/corporate-governance/governance-overview (provided, for the avoidance of doubt, that nothing contained on our investor relations website is incorporated by reference in this proxy statement). During 2025, our Compensation Committee held five meetings.

Governance Committee

Our Governance Committee consists of Robert Warner, J. Andy Corley, Juliet Tammenoms Bakker and Shweta Singh Maniar, with Mr. Warner serving as chair. Our Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors. The Governance Committee is also responsible for, among other things:

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identifying, evaluating and making recommendations to our Board regarding nominees for election to our Board and its committees;
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considering and making recommendations to our Board regarding the composition of our Board and its committees;
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reviewing developments in corporate governance practices;
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evaluating the adequacy of our corporate governance practices, reporting; and
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evaluating the performance of our Board and of individual directors.

Our Governance Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of our Governance Committee charter is available on our investor relations website at https://investors.rxsight.com/corporate-governance/governance-overview (provided, for the avoidance of doubt, that nothing contained on our investor relations website is incorporated by reference in this proxy statement). During 2025, our Governance Committee held six meetings.

Attendance at Board and Stockholder Meetings

During our fiscal year ended December 31, 2025, our Board held seven meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served on such committee.

Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we strongly encourage, but do not require, our directors to attend. Seven of our directors attended our 2025 annual meeting of stockholders.

Compensation Committee Interlocks and Insider Participation

During 2025, the members of our Compensation Committee were Robert J. Palmisano, J. Andy Corley, Robert Warner and Raymond W. Cohen. None of the members of our Compensation Committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board or Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Considerations in Evaluating Director Nominees

Our Governance Committee (or for purposes of this section, the “committee”) will use established procedures to identify and evaluate any individual recommended or offered for nomination to the Board. The committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the committee from other sources. In its evaluation of director candidates, including the members of the Board eligible for re-election, the committee will consider the following: current size and composition of the board and the needs of the board and the respective committees of the board; such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like, evaluated among others factors and not assigned any particular weighting or priority; and other factors that the committee may consider appropriate. The committee requires the following minimum qualifications to be satisfied by any nominee for a position on the board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing board; the ability to assist and support management and make significant contributions to the Company’s success; and an understanding of the fiduciary responsibilities that are required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

If the committee determines that an additional or replacement director is required, the committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the board or management. The committee may propose to the board a candidate recommended or offered for nomination by a stockholder as a nominee for election to the board.

Our Governance Committee considers the suitability of each director candidate, including current directors, in light of the current size and composition of our board. Although our Board does not maintain a specific policy with respect to board diversity, our Board believes that our Board should be a diverse body, and our Governance Committee considers a broad range of backgrounds and experiences. In addition, we intend to satisfy applicable laws and regulations regarding board composition. In making determinations regarding nominations of directors, our Governance Committee may take into account the benefits of diverse viewpoints. Our Governance Committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our Governance Committee recommends to our full Board the director nominees for selection.

Skills and Qualifications of Our Director Nominees

The Governance Committee has identified certain skills, experiences and professional qualifications that are important to be represented on the Board for strong collective oversight of the company’s business and strategy. These skills and qualifications, along with the ways these experiences contribute to the Board’s collective oversight of the development and execution of the company’s strategy. Each of our directors’ specific skills and experiences are included in the table below and described more fully in their individual biographies. Even though a particular skill may not be indicated below, our directors often have some level of experience in each of the areas listed.

Board Skills Matrix
Business or Professional Experience/Skills/Attributes	Corley	Kurtz	Bakker	Link	Warner	Maniar	Andrews	Palmisano	Fountain	Cohen	# of directors	% of directors
Executive Leadership	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	10	100%
Governance, Regulatory Compliance and Risk Management	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	10	100%
Other Public Company Board Service	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	10	100%
Accounting and Auditing	☑		☑			☑	☑		☑	☑	6	60%
Capital Management	☑	☑	☑	☑	☑		☑	☑		☑	8	80%
Sustainability		☑	☑			☑		☑			4	40%
Mergers and Acquisitions	☑	☑	☑	☑	☑		☑	☑		☑	8	80%
Human Capital Management	☑	☑	☑	☑	☑		☑	☑		☑	8	80%
International Commercialization	☑	☑	☑	☑	☑	☑		☑		☑	7	70%
Medical Technology	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	10	100%
Ophthalmology	☑	☑	☑	☑	☑	☑	☑	☑	☑		9	90%
Cybersecurity		☑	☑				☑				3	30%

Stockholder Recommendations for Nominations to the Board of Directors

Our Governance Committee will consider director candidates recommended by stockholders so long as such recommendations or nominations comply with our certificate of incorporation, our bylaws, our Policies and Procedures for Director Candidates and applicable laws, rules and regulations, including those promulgated by the SEC. Our Governance Committee will evaluate such recommendations in accordance with its charter, our bylaws and our Policies and Procedures for Director Candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business.

A stockholder that wants to recommend a candidate to our Board may do so by following the procedures set forth above in the section titled “Recommendation or Nomination of Director Candidates.” Our Governance Committee has discretion to decide which individuals to recommend for nomination as directors.

Under our bylaws, stockholders may also directly nominate persons for election to our Board. Any nomination must comply with the requirements set forth in our bylaws and must be sent in writing to our Secretary at RxSight, Inc., 100 Columbia, Aliso Viejo, California 92656. To be timely for the 2027 annual meeting of stockholders, nominations must be received by our Secretary observing the deadlines discussed above in the section titled “Recommendation or Nomination of Director Candidates.”

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors, may do so by writing and sending the correspondence to our General Counsel by mail to our principal executive offices at RxSight, Inc., 100 Columbia, Aliso Viejo, CA 92656. Our General Counsel, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our board to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of our board or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our General Counsel will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the board or the lead independent director (if one is appointed). These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities and those of public companies in which we have a business relationship by our directors, officers, employees, consultants, contractors or advisors that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. It is our policy that any transactions in our securities by the company itself shall be in full compliance with insider trading laws, rules and regulations.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of business conduct and ethics is available on our website at https://investors.rxsight.com (provided, for the avoidance of doubt, that nothing contained on our investor relations website is incorporated by reference in this proxy statement). We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions or our directors on our website identified above. Information contained on the website is not incorporated by reference into this proxy and should not be considered to be part of this proxy.

Outside Director Compensation Policy

Under our Outside Director Compensation Policy, each non-employee director is eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards under our outside director compensation policy. Our Board has the discretion to revise non-employee director compensation as it deems necessary or appropriate. Our Board most recently approved an amendment to our Outside Director Compensation Policy in December 2024.

Cash Compensation. For the 2025 fiscal year, all non-employee directors were eligible to receive the following cash compensation for their services:

•
$50,000 per year for services as a board member;
•
$50,000 per year additionally for service as non-executive chair of the Board;
•
$30,000 per year additionally for service as lead director of the Board;

•
$10,000 per year additionally for service as chair of the Audit Committee;
•
$10,000 per year additionally for service as an Audit Committee member;
•
$7,500 per year additionally for service as chair of the Compensation Committee;
•
$7,500 per year additionally for service as a Compensation Committee member;
•
$5,000 per year additionally for service as chair of the Governance Committee; and
•
$5,000 per year additionally for service as a Governance Committee member.

Notwithstanding the foregoing, if our Board or any one committee of our Board meets in excess of 8 times in a year (measured from annual meeting to annual meeting), such non-employee directors will be provided a fee of $1,500 for each additional meeting attended. Each annual cash retainer and additional annual fee will be paid quarterly in arrears on a prorated basis.

Equity Compensation. Each non-employee director is eligible to receive all types of awards (except incentive stock options) under the 2021 Equity Incentive Plan (the “2021 Plan”) (or the applicable equity plan in place at the time of grant), including discretionary awards not covered under the policy. Under our Outside Director Compensation Policy, nondiscretionary, automatic grants of restricted stock units are made to our non-employee directors as follows:

•
Initial RSU Grant. Each person who first becomes a non-employee director automatically will be granted an award of restricted stock units, or an Initial Award, covering a number of shares of our common stock having a value of $277,500 with any resulting fraction rounded down to the nearest whole share. The Initial Award will be granted automatically on the first trading day on or after the date on which such individual first becomes a non-employee director, or the Initial Start Date, whether through election by our stockholders or appointment by our board to fill a vacancy. If an individual was a member of our board and also an employee, becoming a non-employee director due to termination of employment will not entitle the non-employee director to an Initial Award. Each Initial Award will be scheduled to vest as follows: 1/3rd of the restricted stock units subject to the Initial Award will be scheduled to vest on each annual anniversary of the Initial Start Date (or, if there is no corresponding day in the applicable month, then the last day of such month), in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.
•
Annual RSU Grant. Each non-employee director automatically will be granted an award of restricted stock units, or an Annual Award, with a value of $170,000 on the date of each annual meeting of our Board, or the Annual Meeting; provided that the first Annual Award granted to an individual who first becomes a non-employee director following the effective date of the policy will have a value equal to the product of (A) $170,000 multiplied by (B) a fraction, (i) the numerator of which is the number of fully completed months between the applicable Initial Start Date and the date of the first Annual Meeting to occur after such individual first becomes a non-employee director, and (ii) the denominator of which is 12; provided further that any resulting fraction with respect to an Annual Award shall be rounded down to the nearest whole share underlying the restricted stock unit. Each Annual Award will be scheduled to vest in full on the earlier of (i) the one-year anniversary of the grant date or (ii) the date of the next Annual Meeting following the grant date, in each case, subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.

The “value” for the Initial Awards and Annual Awards described above means the fair value on the date of grant for full-value shares and the grant fair value calculated in accordance with a Black-Scholes valuation model for stock options, in accordance with U.S. generally accepted accounting principles, or such other methodology our Board or Compensation Committee may determine. In the event of a change in control, as such term is defined in the 2021 Plan, each non-employee director will fully vest in his or her outstanding equity awards, including any Initial Awards and Annual Awards, provided that the non-employee director continues to be a non-employee director through the date of the change in control. Additionally, in the event of a non-employee director’s death or termination due to disability, such non-employee director will fully vest in his or her outstanding equity awards as of immediately prior to the non-employee director’s death or termination due to disability.

Pursuant to our outside director compensation policy, no non-employee director may be issued, in any fiscal year, cash retainers or fees and equity awards with an aggregate value greater than $500,000, increased to $1,000,000 for the fiscal year an individual initially becomes a member of our Board.

Other than as set forth in the table below, we did not pay any other compensation to any of our non-employee directors in 2025. We also reimburse our directors for expenses associated with attending meetings of our Board and its committees. Additionally, each director is eligible to have up to $7,500 per year of director development and education expenses reimbursed, subject to an overall cap of $30,000 for all directors per year.

Director Compensation

The following table presents the total compensation that each of our non-employee directors received during the year ended December 31, 2025. See “Executive Compensation” for a discussion of compensation paid to Dr. Kurtz, our Chief Executive Officer. Dr. Kurtz receives no additional compensation for serving on our Board.

Name	Cash Compensation ($) (1)	Stock Awards ($) (2) (3)	Option Awards ($)	All other Compensation ($)	Total ($)
J. Andy Corley (4)	112,500	169,989	—	—	282,489
Julie B. Andrews (5)	70,000	169,989	—	—	239,989
Juliet Tammenoms Bakker (6)	65,000	169,989	—	—	234,989
Robert J. Palmisano (7)	65,000	169,989	—	—	234,989
Robert Warner (8)	67,500	169,989	—	—	237,489
William J. Link, Ph.D. (9)	50,000	169,989	—	—	219,989
Shweta Singh Maniar (10)	55,000	169,989	—	—	224,989
Tamara R. Fountain, M.D. (11)	60,000	169,989	—	—	229,989
Raymond W. Cohen (12)	28,125	277,497	—	—	305,622

(1)
Cash compensation earned for Board and committee membership is discussed under the “Outside Director Compensation Policy” heading above.
(2)
Consists of grants of time based RSUs granted pursuant to our 2021 Plan.
(3)
These figures reflect the aggregate grant date fair value of awards of RSUs granted in the fiscal year, computed in accordance with the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (“ASC”) 718, Compensation—Stock Compensation (“Topic 718”). See Note 8 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards.
(4)
As of December 31, 2025, J. Andy Corley had outstanding options to purchase a total of 96,805 shares of our common stock and 10,752 shares issuable upon vesting of time-based RSUs.
(5)
As of December 31, 2025, Julie B. Andrews had 10,752 shares issuable upon vesting of time-based RSUs.
(6)
As of December 31, 2025, Juliet Tammenoms Bakker had 10,752 shares issuable upon vesting of time-based RSUs.
(7)
As of December 31, 2025, Robert J. Palmisano had 10,752 shares issuable upon vesting of time-based RSUs.
(8)
As of December 31, 2025, Robert Warner had 10,752 shares issuable upon vesting of time-based RSUs.
(9)
As of December 31, 2025, William J. Link, Ph.D. had 10,752 shares issuable upon vesting of time-based RSUs.
(10)
As of December 31, 2025, Shweta Singh Maniar had 10,752 shares issuable upon vesting of time-based RSUs.
(11)
As of December 31, 2025, Dr. Fountain had 10,752 shares issuable upon vesting of time-based RSUs.
(12)
As of December 31, 2025, Raymond Cohen had 35,668 shares issuable upon vesting of time-based RSUs.

Stock Ownership Guidelines for Non-Employee Directors

In January 2023, our Board approved the equity ownership guidelines for the minimum ownership levels for our Board. We maintain equity ownership guidelines to further align interests of our directors with those of our stockholders. Each of our directors who receive compensation from us shall comply with the minimum ownership levels and timing of compliance outlined in the equity ownership guidelines. Each non-employee director should hold shares of the Company's common stock equal to three times the annual cash retainer for his or her board service. The individuals subject to these guidelines will have until the later of (i) January 1, 2028 or (ii) the end of the fiscal year of the Company that includes the five year anniversary of the date that the applicable individual is appointed as a non-employee director to comply with the minimum stock ownership requirement. If a director who receives compensation from us fails to reach, or falls below, the minimum ownership level set forth in the equity ownership guidelines, he or she may be required to retain 50% of any net shares derived from equity awards under our equity incentive plans until his or her minimum ownership level is met or, if necessary, to retain the minimum ownership level.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board consists of ten members. The number of directors is fixed by our Board, subject to the terms of our certificate of incorporation and bylaws. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

Our certificate of incorporation provides that our Board is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

•
the Class I directors are Ron Kurtz, M.D., J. Andy Corley, Juliet Tammenoms Bakker, and Raymond W. Cohen and their terms will expire at the annual meeting of stockholders to be held in 2028;
•
the Class II directors are William J. Link, Ph.D., Robert Warner, and Shweta Singh Maniar, and their terms will expire at the annual meeting of stockholders to be held in 2026; and
•
the Class III directors are Julie B. Andrews, Robert J. Palmisano, and Tamara R. Fountain, M.D., and their terms will expire at the annual meeting of stockholders to be held in 2027.

At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our certificate of incorporation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one third of our directors.

This classification of our Board may have the effect of delaying or preventing changes in control of our company.

Nominees

Our Governance Committee has recommended, and our Board has approved, William J. Link, Ph.D., Robert Warner, and Shweta Singh Maniar, as nominees for election as Class II directors at the Annual Meeting. If elected, each of William J. Link, Ph.D., Robert Warner, and Shweta Singh Maniar will serve as a Class II director until the 2029 annual meeting of stockholders or until his or her successor is duly elected and qualified. William J. Link, Ph.D., Robert Warner, and Shweta Singh Maniar are currently directors of our company, and each has agreed to being named in this proxy statement as a nominee. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of William J. Link, Ph.D., Robert Warner, and Shweta Singh Maniar. If you are a street name stockholder of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter. In the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board to fill such vacancy.

Vote Required

The election of each Class II director requires a plurality of the votes of the shares of our common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the three nominees who receive the most votes cast FOR will be elected as Class II directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES NAMED ABOVE AS CLASS II DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are asking our stockholders to cast an advisory vote to approve the compensation of the named executive officers identified in the 2025 Summary Compensation Table in the “Executive Compensation” section of this proxy statement.

Compensation Program and Philosophy

The primary goal of our executive compensation program is to ensure that we hire and retain talented and experienced executive officers who are motivated to achieve or exceed our short-term and long-term corporate goals. Our compensation philosophy is team-oriented and our success is dependent on what our management team can accomplish together. Therefore, we seek to provide our non-CEO executive officers with comparable levels of base salary, bonuses, and annual equity awards that are based largely on overall company performance.

In determining the form and amount of compensation payable to our executive officers, we are guided by the following objectives and principles:

•
Team-oriented approach to establishing compensation levels;
•
Compensation should relate to performance;
•
Equity awards help executive officers think like stockholders; and
•
Total compensation opportunities should be competitive.

Our Board believes that our current executive compensation program has been effective at linking executive compensation to our performance and aligning the interests of our executive officers with those of our stockholders. We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting in favor of the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis in a non-binding vote, the compensation of RxSight, Inc. named executive officers as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative disclosures set forth in the proxy statement relating to RxSight’s 2026 annual meeting of stockholders.”

Vote Required

The affirmative “FOR” vote of a majority of the shares of our common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve, on an advisory basis, the compensation of the named executive officers identified in the 2025 Summary Compensation Table in the "Executive Compensation" section of the proxy statement (the "Say-on-Pay Vote"). You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Although this Say-on-Pay Vote is advisory and, therefore, will not be binding on us, our compensation committee and our Board value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns, and the compensation committee will evaluate what actions may be necessary or appropriate to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Ernst & Young LLP to audit the financial statements of our company for the fiscal year ending December 31, 2026 and recommends that stockholders vote in favor of the ratification of such appointment. During the years ended December 31, 2025 and 2024, Ernst & Young LLP served as our independent registered public accounting firm.

At the Annual Meeting, stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Stockholder ratification of the appointment of Ernst & Young LLP is not required by our bylaws or other applicable legal requirements; however, our Board is submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares of common stock present virtually in person or represented by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2026 if our Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. A representative of Ernst & Young LLP is expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Ernst & Young LLP for our fiscal years ended December 31, 2025 and 2024, respectively.

	2025	2024
Audit fees(1)	$1,422,350	$1,520,650
Audit-related fees(2)	—	—
Tax fees(3)	135,445	131,396
All other fees(4)	—	—
Total fees	$1,557,795	$1,652,046

(1)
“Audit fees” for 2025 and 2024 consist of fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company’s consolidated financial statements, including attestation services relating to the report on our internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, review of the condensed consolidated financial statements included in the Company’s quarterly reports, and for procedures performed with respect to registration statements and services in connection with the statutory and regulatory filings or engagements for those years.
(2)
“Audit-related fees” consist of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)
“Tax fees” consist of fees billed for professional services rendered by Ernst & Young LLP for tax compliance, advice and planning.
(4)
“All other fees” consist of fees billed for services rendered other than the services reported in Audit fees, Audit-related fees, and Tax fees.

Auditor Independence

In 2025, there were no other professional services provided by Ernst & Young LLP that would have required our Audit Committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Audit Committee Policy on Pre-Approval of Audit, Audit Related and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit, audit-related and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All permissible audit services, audit-related services and permissible non-audit services rendered by, and related fees paid to, Ernst & Young LLP for our fiscal years ended December 31, 2025 and 2024 were pre-approved by our Audit Committee.

Vote Required

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the shares of our common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2026.

AUDIT COMMITTEE REPORT

The Audit Committee is a committee of the Board comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market LLC and the rules and regulations of the SEC. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate Audit Committees. The Audit Committee operates under a written charter approved by the Board, which is available on our website at https://investors.rxsight.com. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.

With respect to the Company’s financial reporting process, the Company’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s financial statements. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the Company’s financial statements. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare the Company’s financial statements. These are the fundamental responsibilities of management.

In the performance of its oversight function, the Audit Committee has:

•
reviewed and discussed the audited financial statements with management and Ernst & Young LLP;
•
discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•
received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young, LLP its independence.

Based on the Audit Committee’s review and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board:

Julie B. Andrews (Chair)

Juliet Tammenoms Bakker

Tamara R. Fountain, M.D.

Raymond W. Cohen

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of April 21, 2026.

Name	Age	Position(s)

Ron Kurtz, M.D.	63	President, Chief Executive Officer & Director
Mark Wilterding	48	Chief Financial Officer
Eric Weinberg	65	Chief Business Development Officer
Ilya Goldshleger, Ph.D.	51	Chief Operating Officer
Scott Gaines	57	Chief Customer Officer

For the biography of Dr. Kurtz, please see “Board of Directors and Corporate Governance—Continuing Directors.”

Mark Wilterding. Mr. Wilterding has served as our Chief Financial Officer since January 2026. From March 2025 to January 2026, Mr. Wilterding served as the senior vice president, global finance for Edwards Lifesciences, a leading global structural heart innovation company. In this role Mr. Wilterding maintained responsibility for Financial Planning and Analysis (FP&A), treasury, regional finance, investor relations and financial operations & strategy. Prior to his most recent position with Edwards Lifesciences, Mr. Wilterding served in various roles at Edwards Lifesciences beginning in June 2019, including senior vice president, investor relations, FP&A, and treasurer. From April 2014 to June 2019, Mr. Wilterding served as director, investor relations of Medtronic, a global healthcare technology company. Mr. Wilterding holds a bachelor’s degree in economics and English from St. Olaf College and an M.B.A. in finance, management and strategy, and marketing from the Kellogg School of Management at Northwestern University.

Eric Weinberg. Mr. Weinberg transitioned to serving as our Chief Business Development Officer in October 2025 and previously served as our Chief Commercial Officer since June 2015. Prior to joining RxSight, he was a co-founder of LenSx Lasers, Inc. and served as Chief Commercial Officer from July 2008 to August 2010, prior to its acquisition by Alcon Inc. (NYSE:ALC). He went on to serve as Vice President of Surgical Development at Alcon LenSx, Inc. from August 2010 to April 2014. He joined IntraLase Corp. (NASDAQ:ILSE) in September 1999 as Vice President of Sales and Marketing and later as the Senior Vice President, Global Marketing until the company was acquired by Advanced Medical Optics, Inc. (NYSE:EYE) in April 2007. Mr. Weinberg served as Global Director of Refractive Surgery at Chiron Vision Corp. from March 1993 until October 1997, when it was acquired by Bausch & Lomb, Inc. He continued as Global Director of Refractive Surgery at Bausch & Lomb until August 1999. Mr. Weinberg began his career in medical devices at Steinway Instruments in 1980.

Ilya Goldshleger, Ph.D. Dr. Goldshleger joined RxSight, Inc. as the Vice President, Engineering and has served as our Chief Operating Officer since June 2019. Dr. Goldshleger joined RxSight in September 2015 as the Vice President of Engineering and was responsible for the development and engineering of the LAL and LDD system and its accessories. Prior to joining RxSight, Dr. Goldshleger held various management roles at Alcon LenSx, Inc. from 2010 to 2015, last serving as Director, R&D Optics and Diagnostics, and held various roles in research and development at LenSx Lasers, Inc. from October 2008 to its acquisition by Alcon, Inc. (NYSE:ALC) in August 2010. Dr. Goldshleger received a Master of Science in Physics and Mathematics from the Moscow Institute of Physics and Technology and a Ph.D. in Chemical Physics from the Russian Academy of Sciences.

Scott Gaines. Mr. Gaines joined RxSight in November 2015 as our Senior Vice President of Commercial Operations & Business Process and has served as our Chief Customer Officer since August 2025. From 2010 until November 2015, Mr. Gaines served as Director of Technical Support & Business Systems at Alcon LenSx (Novartis), where he supported the global launch of two first-in-market ophthalmology products. From 2001 until 2006, Mr. Gaines held a variety of logistics and planning positions of increasing responsibility at IntraLase Corp., and joined AMO (Advanced Medical Optics) as Director of Materials Management in 2006. Mr. Gaines began his career at Quest Diagnostics in 1992.

Each of our executive officers serves at the discretion of our Board and holds office until his or her resignation or removal.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis is intended to assist our stockholders in understanding our executive compensation program by providing an overview of our executive compensation-related policies, practices, and decisions for fiscal year 2025. It also explains how we determined the material elements of compensation for our principal executive officer, principal financial officer, and the executive officers (other than our principal executive officer and principal financial officer) who were our most highly-compensated executive officers as of December 31, 2025, and whom we refer to as our “named executive officers.” We had a total of five executive officers in 2025, all of whom served as our employees for the full year. For 2025, our named executive officers were:

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Ron Kurtz, M.D., our President and Chief Executive Officer;
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Shelley Thunen, our Chief Financial Officer;*
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Eric Weinberg, our Business Development Officer;
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Ilya Goldshleger, Ph.D., our Chief Operating Officer; and
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Scott Gaines, our Chief Customer Officer**

*Shelley Thunen resigned as our Chief Financial Officer effective January 11, 2026.

** Scott Gaines was appointed by the Board as an executive officer of the Company on December 18, 2025.

Overview

We are a commercial-stage medical technology company dedicated to providing high quality customized vision to patients following cataract surgery. Our proprietary RxSight® Light Adjustable Lens system (“RxSight system”) is the first and only commercially available premium cataract technology that enables doctors to customize and optimize visual acuity for patients after surgery. The RxSight system is comprised of our RxSight Light Adjustable Lens® (“LAL®” and “LAL+®”, collectively the “LAL”), RxSight Light Delivery Device (“LDD™”), and accessories. Our LAL is a premium intraocular lens (“IOL”) made of proprietary photosensitive material that changes shape in response to specific patterns of ultraviolet (“UV”) light generated by our LDD.

2025 Business Overview

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The sale of 109,615 LALs in 2025, representing a 12% increase in procedure volume as compared to 2024.
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The sale of 163 LDDs in 2025, representing a 47% decrease in unit sales compared to 2024, which expanded the installed base to 1,134 LDDs at the end of 2025, representing a 17% increase compared to the end of 2024.
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Sales for 2025 were $134.5 million, a decrease of $5.4 million or 3.9%, compared to 2024.
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Gross profit for 2025 was $103.0 million, an increase of $4.1 million or 4.1%, compared to 2024.
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Gross margin for 2025 increased to 76.6% compared to 70.7% in 2024, primarily due to the increased proportion of LAL sales to total sales.
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Total operating expenses were $151.2 million for 2025, compared to $135.8 million in 2024.
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Loss from operations was $48.2 million for 2025, compared to $36.9 million in 2024.
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Cash, cash equivalents, and short-term investments were $228.1 million as of December 31, 2025.

2025 Executive Compensation Overview

Consistent with our performance and compensation philosophy as further detailed below, the compensation committee took the following key actions with respect to the named executive officers for and during 2025 (other than with respect to Scott Gaines, who was appointed as an executive officer by the Board on December 18, 2025):

Base Salary

Consistent with our approach to provide compensation competitive with our peer companies, and in consideration of our historical approach of setting target cash compensation at the same level for Dr. Kurtz’s direct reports, in February 2025, the compensation committee recommended to the Board, and the Board approved, an annual base salary increase for Dr. Kurtz of 8.0%, setting his annual base salary at $740,000, effective as of March 1, 2025. This change positioned Dr. Kurtz's salary within a range that the compensation committee viewed as competitive for chief executive officer roles within our peer companies and industry, in terms of total cash compensation. The compensation committee also recommended to the Board, and the Board approved, an increase in the annual base salaries of our other named executive officers of 10.5%, in each case setting such named executive officer’s annual base salary at $556,400, effective as of March 1, 2025.

Annual Bonus

No changes in target bonus were made for our named executive officers in 2025, which remained at 100% for Dr. Kurtz and 65% of base salary for non-CEO executive officers, as the existing target bonuses were considered market competitive.

In January 2026, the Board determined that the company achieved 32.18% of its corporate goals, which were comprised of specific financial and operating objectives and had been established by the Board in February 2025, upon the recommendation of the compensation committee. See the section below entitled “Compensation Elements – Annual Bonuses - Corporate Performance in Fiscal 2025 and Payouts” for information regarding our 2025 performance goals, weightings, and payout methodology.

Long-Term Incentive Compensation

In order to align the long-term interests of our executives and stockholders, support retention and provide motivational value, in February 2025, the compensation committee recommended to the Board, and the Board approved, long-term incentive compensation in the form of stock options to purchase shares of our common stock under our 2021 Plan, effective February 27, 2025 (the second trading day following the filing of our Annual Report on Form 10-K for the year ended December 31, 2024). For 2025, the compensation committee believed that stock options were the most appropriate equity vehicle to align management’s interests with those of shareholders because stock price appreciation is necessary before there is any value earned and are therefore a direct and straightforward means of incentivizing our NEOs. The options vest monthly in equal increments over a period of four years, provided the executive continues to provide services to the company through each vesting date. These awards are intended to provide long-term incentive compensation that is comparable with similar roles in our peer companies.

The compensation committee considers multiple factors in determining long-term incentive awards for executive officers, including, but not limited to, Company financial performance, total shareholder return / stock price performance, competitive market data by individual and in the aggregate for the Executive Officers, tenure and experience. The compensation committee generally attempts to set pay such that the total compensation package is competitive in comparison to our peers to retain uniquely skilled NEOs and other key employees in a highly competitive market. The compensation committee also considers other factors described below under “Compensation Setting Process” when determining the long-term incentive compensation of executives.

The grant date fair value of the stock option granted to Dr. Kurtz was $3,816,530 and the grant date fair value of the stock options granted to each of the other named executive officers (other than Mr. Gaines, who was not an executive officer until December 18, 2025) was $2,218,913.

Shelley Thunen Transition

On December 16, 2025, Ms. Thunen notified us of her intention to transition from her position as our Chief Financial Officer (and principal financial and accounting officer), effective upon the sooner of the appointment of her successor as Chief Financial Officer or January 31, 2026. In connection with Ms. Thunen’s transition, on December 23, 2025, we entered into a transition agreement with Ms. Thunen, pursuant to which Ms. Thunen remained eligible to receive an annual cash bonus based on corporate performance in fiscal 2025, as well as her base salary through the date of the transition. See the section below entitled “Compensation Elements – Shelley Thunen Transition Agreement and Consulting Agreement” for information regarding Ms. Thunen’s transition arrangement.

Executive Compensation Policies and Practices

We strive to maintain sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. During 2025, the following executive compensation policies and practices were in place, including both policies and practices we have implemented to drive performance and policies and practices that either prohibit or minimize behaviors that we do not believe serve our stockholders’ long-term interests.

What We Do	What We Don’t Do
Maintain an Independent Compensation Committee. The compensation committee consists solely of independent directors who establish our compensation policies and practices.	No “Single Trigger” Change in Control Severance Payments or Benefits. We do not provide “single trigger” change in control severance payments or benefits to our named executive officers.

Retain an Independent Compensation Advisor. The compensation committee engages and retains its own advisors. During 2025, the compensation committee engaged Aon Human Capital Solutions practice, a division of Aon, plc (“Aon”), to provide information, analysis, and other advice to assist with its

No Excise Tax Payments on Post-Employment Compensation Arrangements. We do not provide any excise tax reimbursement payments (including “gross-ups”) on payments or benefits contingent upon a change of control of the company.

What We Do	What We Don’t Do
responsibilities. Aon performs no other consulting services for the company.

Risk Assessment; Annual Executive Compensation Review. The compensation committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

Limited Perquisites. We provide minimal perquisites and other personal benefits to our named executive officers.

Emphasize Long-Term Equity Compensation. The compensation committee uses 100% stock option equity awards to deliver long-term incentive compensation opportunities to our named executive officers. These equity awards vest or may be earned over multi-year periods, which better serves our long-term value creation goals and retention objectives.

No Tax Reimbursement on Perquisites. We do not provide any tax reimbursement payments (including “gross-ups”) on any perquisites or other personal benefits, except in limited circumstances to achieve specific business objectives.

Reasonable Change-in-Control Arrangements. The post-employment compensation arrangements for our named executive officers provide for amounts and multiples that are within reasonable market norms.

No Special Retirement, Health or Welfare Benefits. We do not provide our named executive officers with any retirement, health or welfare benefits programs, other than participation in our broad-based employee plans and programs on the same basis as our other full-time, salaried employees.

Succession Planning. Our Board reviews the risks associated with our key executive positions so that we have an adequate succession strategy.	Prohibition on Hedging and Pledging. Under our Insider Trading Policy, we prohibit our employees from hedging any company securities and from pledging any company securities as collateral for a loan.

Stockholder Advisory Votes on Named Executive Officer Compensation

Annually, we offer stockholders the opportunity to cast an advisory vote on our executive compensation program (commonly known as a “Say-on-Pay” vote). At the Annual Meeting of Stockholders to which this proxy statement relates, we will be conducting a non-binding stockholder advisory vote on the compensation of our named executive officers. See Proposal No. 2 in this proxy statement.

We value the opinions of our stockholders. Our Board and the compensation committee will consider the outcome of the Say-on-Pay vote, as well as feedback received throughout the year, when making compensation decisions for our named executive officers.

Results of Stockholder Advisory Vote on June 3, 2025

At our annual meeting held on June 3, 2025, approximately 87.1% (excluding abstentions and broker non-votes) of the votes were in favor of the Say-on-Pay proposal covering our executive compensation program last year. Although a majority of stockholders expressed support for the compensation of our named executive officers, the compensation committee values any additional stockholder feedback and endeavors to respond to stockholders’ concerns. Additionally, the compensation committee obtains feedback, advice, and recommendations on compensation best practices from its independent external compensation consultant, Aon, and assesses the reports and publications of proxy advisory firms. The compensation committee also reviews our performance, the compensation practices of our peers, and compensation surveys and other materials regarding general and executive compensation.

Executive Pay Philosophy

The overall objectives of the compensation committee in designing our executive compensation programs are to:

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Provide competitive compensation that enables us to attract and retain top performing talent that contributes to our long-term success;
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Create a direct link between the achievement of business plans and key objectives with employee compensation;

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Motivate employees to focus on the achievement of annual and long-term performance goals and to drive superior performance; and
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Align the interests of the employees and investors through the use of long-term incentives while effectively managing share usage and equity dilution.

The compensation committee uses a comparative framework to define specific peer companies and data sources to be used as one factor in its assessment of executive compensation, as follows:

Primary Market (Peer Companies)	Secondary Market (Survey Data)	Data Sources
Identified public peers in the life sciences industry similar in size, business and/or geography.	Broader, size-appropriate comparisons in the life sciences industry.	Public SEC filings for specified peers and the Radford Global Compensation Survey.

Base Salary	Target Bonuses & Target Total Cash	Long-Term Incentives
65th Percentile	65th Percentile – With actual delivery higher/lower based on performance.	65th Percentile – With actual delivery higher/lower based on performance.

In determining compensation for the named executive officers, the compensation committee considers the above percentiles in peer group range for similarly situated positions, among other factors described below under “Compensation Setting Process”, in setting compensation amounts in light of the highly competitive labor market in which the company operates and the industry experience of each of the named executive officers. The above 50th percentile compensation targets also consider that these executives are highly sought after given their long tenure and industry knowledge, and thus retention is a paramount consideration of the compensation committee when determining not only total compensation but the compensation mix.

Historically, including for 2025, the compensation committee has recommended, and the Board has approved upon the recommendation of the compensation committee, grants of equity-based awards in the form of stock options to our executive officers and other key employees on an annual grant cycle in February or March of each year, and may make off cycle awards from time to time on an as-needed basis such as for promotions or retention. We do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation, and it is the general practice of the Board and the compensation committee to avoid granting equity awards during periods in which there is undisclosed material non-public information about the company. During 2025, we did not grant stock options to any NEO during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Form 8-K that disclosed any material non-public information.

Compensation-Setting Process

Role of the Compensation Committee

The compensation committee, among its other responsibilities, establishes our executive pay philosophy, provides oversight of our compensation policies, and reviews and approves our executive compensation program, including the specific compensation of our named executive officers. The compensation committee has the authority to retain special counsel and other advisors, including compensation consultants, to assist in carrying out its responsibilities to determine the compensation of our executives. The compensation committee’s authority, duties, and responsibilities are described in its charter, which is reviewed regularly and revised and updated as warranted. A copy of the compensation committee charter is available on our investor relations website at https://investors.rxsight.com/corporate-governance/governance-overview (provided, for the avoidance of doubt, that nothing contained on our investor relations website is incorporated by reference in this proxy statement).

While the compensation committee determines our overall compensation philosophy and approves the compensation of our executives, it relies on its compensation consultant and legal counsel, as well as our Chief Executive Officer, our Chief Financial Officer, and our Vice President, Human Resources, to formulate recommendations with respect to specific compensation actions. The compensation committee recommends to the Board, and the Board approves, all final decisions regarding compensation, including base salary levels, target annual bonus opportunities, actual bonus payments, and long-term incentives in the form of equity awards. The compensation of our Chief Executive Officer is additionally reviewed and approved by the compensation committee and the full Board without his participation or presence during deliberations. The compensation committee meets on a regularly scheduled basis and at other times as needed. The compensation committee periodically reviews compensation matters with our Board.

At the beginning of each year, the compensation committee reviews our executive compensation program, including any incentive compensation plans and arrangements, to assess whether our compensation elements, actions, and decisions are (i) properly coordinated, (ii) aligned with our vision, mission, values, and corporate goals, (iii) provide appropriate short-term and long-term incentives for our executives, (iv) achieve their intended purposes, and (v) are competitive with the compensation of executives in comparable positions at the companies with which we compete for executive talent. Following this assessment, the compensation committee makes any necessary or appropriate modifications to our existing plans and arrangements or adopts new plans or arrangements.

The factors considered by the compensation committee in determining the compensation of our named executive officers for 2025 included:

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the recommendation of the Chief Executive Officer, except with respect to his own compensation (other than his request to allocate certain stock options from him to other named executive officers, in order to moderate the gap in compensation between the Chief Executive Officer and the other named executive officers, to promote a team-based approach), that reflects individual performance relative to the execution of the Company’s goals;
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our performance against the short-term and long-term financial, operational and strategic objectives established by the compensation committee and our Board;
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trends in stock price performance;
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the need to retain executives in a highly competitive labor market in the industry;
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a review of the relevant competitive market analysis prepared by Aon;
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the scope of each individual executive officer’s role compared to other similarly situated executives at the companies in our peer group and/or selected compensation surveys;
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the knowledge, skills, experience, qualifications, tenure and expected future contribution of the individual executive officer;
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historical compensation provided to our executives;
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internal pay equity and criticality;
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the size of 2024 equity awards; and
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proposed 2025 aggregate equity usage and corresponding dilution and burn rate.

The compensation committee did not weight these factors in any predetermined manner, nor did it apply any formulas in making its decisions. The members of the compensation committee considered this information in light of their individual experience, knowledge of the company, knowledge of each executive officer, knowledge of the competitive market, and business judgment in making their decisions regarding executive compensation and our executive compensation program.

Role of Our Chief Executive Officer and Management

The compensation committee works with members of our management, including our Chief Executive Officer, Chief Financial Officer and Vice President, Human Resources, in determining the compensation of our named executive officers. Our management works with the compensation committee to recommend the structure of the annual bonus plan, and to identify and develop corporate performance objectives for such plan, and to evaluate actual performance against the selected measures. Our Chief Executive Officer also makes recommendations to the compensation committee as described in the following paragraph and is involved in the determination of compensation for executives (other than with respect to the Chief Executive Officer’s own compensation).

At the beginning of each year, Aon develops preliminary recommendations for consideration which are then adjusted, as applicable, by our management, including our Chief Executive Officer, except with respect to his own compensation (other than his request to allocate equity grants from him to the other named executive officers), to account for the company’s historical practices and individual performance. Our Chief Executive Officer reviews the performance of the named executive officers for the previous year and then makes recommendations to the compensation committee for each element of compensation. Using his subjective evaluation of each executive’s performance and taking into consideration historical compensation awards to our executives and named executive officers and our corporate performance during the preceding year, these recommendations include base salary adjustments, target annual bonus opportunities for the subsequent year, actual bonus payments for the previous year, and long-term incentives in the form of equity awards for each of our executives (other than himself). The compensation committee then reviews these recommendations and considers the factors described above and makes recommendations to the Board as to the total direct compensation of each executive (other than our Chief Executive Officer), as well as each individual compensation element. While the compensation committee considers our Chief Executive Officer’s recommendations, as well as the competitive market analysis prepared by its compensation consultant, these recommendations and market data serve as only two of several factors in making its decisions with respect to the compensation of our executives. Ultimately, the compensation committee applies its own business judgment and experience to determine the individual compensation elements and amount of each element for our executives and to make recommendations regarding executive compensation to the Board. Moreover, no executive participates in the determination of the amounts or elements of his or her own compensation.

Role of the Compensation Consultant

Pursuant to its charter, the compensation committee has the authority to engage its own legal counsel and other advisors, including compensation consultants, as determined in its sole discretion, to assist it in carrying out its responsibilities. The compensation committee makes all determinations regarding the engagement, fees, and services of these advisors, and any such advisor reports directly to the compensation committee.

For fiscal 2025, the compensation committee engaged Aon, a national compensation consulting firm, to provide information, analysis, and other assistance relating to our executive compensation program on an ongoing basis. The nature and scope of the services provided to the compensation committee by Aon were as follows:

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assist in developing a relevant group of peer companies to help our compensation committee understand the competitive market for compensation for our executives;
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provide advice with respect to compensation best practices and market trends for executives and members of our Board, including compensation mix and long-term incentive vehicles;
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conduct an analysis of the levels of overall compensation and each element of compensation for our executives;
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conduct an analysis of the levels of overall compensation and each element of compensation for the members of our Board; and
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provide ad hoc advice and support throughout the year.

Representatives of Aon attend meetings of the compensation committee as requested and also communicate with the compensation committee outside of meetings. Aon reports to the compensation committee rather than to management, although Aon may meet with members of management, including our Chief Executive Officer, Chief Financial Officer and Vice President, Human Resources, for purposes of gathering information on proposals that management may make to the compensation committee. During 2025, Aon met with various executives to collect data and obtain management’s perspective on various executive compensation proposals.

The compensation committee may replace its compensation consultant or hire additional advisors at any time. Aon has not provided any other services to us and has received no compensation other than with respect to the services described above. The compensation committee has assessed the independence of Aon taking into account, among other things, the various factors as set forth in Exchange Act Rule 10C-1 and the enhanced independence standards and factors set forth in the applicable listing standards of Nasdaq, and has concluded that its relationship with Aon and the work of Aon on behalf of the compensation committee has not raised any conflict of interest, and that Aon is independent.

Peer Group Selection

As part of its deliberations, the compensation committee considers competitive market data on executive compensation levels and practices and a related analysis of such data. This data is drawn from a select group of peer companies determined by the compensation committee, as well as compensation survey data. The compensation peer group consists of health care equipment and health care supplies companies that are similar to us in terms of revenue, market capitalization and industry focus. In July 2024, the compensation committee, with the assistance of Aon and input from management, developed and approved the following compensation peer group of 19 then publicly traded companies for purposes of understanding the competitive market for executive talent for the purposes of fiscal 2025 compensation decisions:

ADMA Biologics, Inc. Alphatec Holdings, Inc. Artivion, Inc. AtriCure, Inc. Axonics, Inc. Glaukos Corporation Inari Medical, Inc.	Inspire Medical Systems, Inc. iRhythm Technologies, Inc. LeMaitre Vascular, Inc. OrthoPediatrics Corp. PROCEPT BioRobotics Corporation	SI-BONE, Inc. Silk Road Medical, Inc. STAAR Surgical Company TransMedics Group, Inc. Twist Bioscience Corporation Veracyte, Inc. Vericel Corporation

Relative to the prior year, the following changes were made: (i) ADMA Biologics, Artivion, Inari Medical, Inspire Medical Systems, iRhythm Technologies, TransMedics Group, and Twist Bioscience were added to the peer group and (ii) AxoGen, Inc., Cerus

Corporation, Paragon 28, Inc., Pulmonx Corporation, Sight Sciences, Inc., Tactile Systems Technology, Inc., Zynex, Inc. were removed, either due to acquisition or misalignment with the peer group criteria, as described below.

The companies in this compensation peer group were selected on the basis of their similarity to us in terms of industry and financial characteristics, as determined using the following criteria:

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publicly traded U.S.-based health care companies, with an emphasis on health care equipment and health care supplies companies, incorporating companies that have recently gone public where possible;
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market capitalization range between $1.0 billion and $6.5 billion, based on our 30-day average market capitalization as of July 7, 2024 (~ $2.2 billion);
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revenues of less than $400 million, with an emphasis on high-growth companies, based on our trailing 12-month revenues of $101.1 million and projected fiscal 2024 revenue of $140.0 million;
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headcount between 200 and 1,600 employees (or 1/3 to 3x our company’s fiscal year end 2024 headcount of 525 employees; and
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emphasis on companies in U.S. life sciences hub locations (Los Angeles, San Diego, San Francisco and Boston / Cambridge), where possible.

The selection criteria related to market capitalization, revenue, and headcount ranges were increased relative to those used to determine fiscal 2024 compensation decisions to better align us to our peers due to our growth over the last several years.

The competitive data drawn from this compensation peer group is one of several factors that the compensation committee considers in making its decisions with respect to the compensation of our named executive officers. Although the compensation committee does not rely solely on competitive market data to determine any element of compensation or overall compensation, the compensation committee does believe that compensation data is important to assess whether our executive compensation falls within a competitive range against industry norms.

The compensation committee reviews our compensation peer group at least annually and makes adjustments to its composition if warranted, taking into account changes in both our business and the business of the companies in the peer group.

Compensation Elements

In 2025, the three primary elements of our executive compensation program consisted of base salary, annual bonus opportunities, and long-term incentive compensation in the form of stock options. Our executives also participate in the standard employee benefit plans available to most of our employees. In addition, our executives are eligible for post-employment (severance and change of control) payments and benefits under certain circumstances. Each of these compensation elements is discussed in detail below, including a description of the particular element and how it fits into our overall executive compensation and a discussion of the amounts of compensation paid to our named executive officers in 2025 under each of these elements.

Base Salary

We believe that a competitive base salary is a necessary element of our executive compensation program, so that we can attract and retain a stable management team. Base salaries for our executives are also intended to be competitive with those received by other individuals in similar positions at the companies with which we compete for talent, as well as equitable across the executive team.

Generally, we establish the initial base salaries of our executives through arm’s-length negotiation at the time we hire the individual executive officer, taking into account his or her position, qualifications, experience, prior salary level, and the base salaries of our other executives. Thereafter, the compensation committee reviews the base salaries of our executives annually and makes adjustments to base salaries as it determines to be necessary or appropriate.

In February 2025, the compensation committee reviewed the base salaries of the named executive officers, taking into consideration a competitive market analysis performed by Aon and the recommendations of our Chief Executive Officer (except with respect to his own base salary), as well as the other factors described above. Following this review, the compensation committee recommended to the Board, and the Board approved, increases in the base salaries of our executives at levels that it believed were appropriate to maintain their competitiveness. In the aggregate and before adjustments were made, the base salaries of the named executive officers were generally positioned between the competitive 25th and 50th percentiles, with some percentile variance by executive; and the base salaries for the named executive officers were kept equal consistent with the company’s historical internal approach for Dr. Kurtz’s direct reports. Our practice has been to review base pay in the first quarter with changes effective March 1.

Effective as of April 26, 2025, at the request of Dr. Kurtz and with the support of the other executive officers at the time, the Board, upon the recommendation of the compensation committee, reduced the base salary of Dr. Kurtz from $740,000 to $555,000, the base salaries of Ms. Thunen, Mr. Weinberg and Dr. Goldshleger from $556,400 to $445,120, and Mr. Gaines’ salary was reduced from $384,329 to $364,500, to last until such time as Dr. Kurtz determined that such adjustments, in whole or in part, were no longer advisable. Effective as of November 1, 2025, the Board, upon the recommendation of the compensation committee, restored Dr. Kurtz’s base salary to $740,000, at which time the base salary of each of such other executive officers was restored to $556,400. Mr. Gaines was promoted to Chief Customer Officer as of July 15, 2025 when his annual salary was increased to $440,000 per year.

The base salaries of our named executive officers in effect during 2025 and at the end of 2024, as well as the year-over-year increase in base salaries in 2025, were as follows:

Named Executive Officer	2024 Base Salary ($)	2025 Base Salary ($)		Year Over Year Increase in Base Salary (2025 vs. 2024)

Ron Kurtz, M.D.	685,000	740,000	*	8.0%
Shelley Thunen	503,750	556,400	*	10.5%
Eric Weinberg	503,750	556,400	*	10.5%
Ilya Goldshleger, Ph.D.	503,750	556,400	*	10.5%
Scott Gaines**	375,000	440,000		17.3%

* With respect to Dr. Kurtz, reflects an annual base salary increase to $740,000 as of March 1, 2025, a decrease to $555,000 as of April 26, 2025, and an increase back to $740,000 as of November 1, 2025. With respect to Ms. Thunen, Mr. Weinberg and Dr. Goldshleger, reflects an annual base salary increase to $556,400 as of March 1, 2025, a decrease to $445,120 as of April 26, 2025, and an increase back to $556,400 as of November 1, 2025.

** Scott Gaines was not an executive officer in March 2025, when the Board approved annual base salaries for our named executive officers. Scott Gaines became an executive officer on December 18, 2025.

The base salaries paid to our named executive officers during 2025 are set forth in the Summary Compensation Table below.

Annual Bonuses

We provide annual bonuses to our named executive officers under the company’s Executive Incentive Compensation Plan based on their meeting of one or more corporate objectives. The performance objectives that the named executive officers must meet change from year to year as market conditions evolve and different priorities are established, but the Board, upon the recommendation of the compensation committee, selects challenging goals that are only achievable through strong performance. Consistent with our executive pay philosophy, these annual bonuses are intended to help us to deliver a competitive total direct compensation opportunity to our executives. Annual bonuses are not guaranteed and may vary materially from year-to-year.

All of the named executive officers participated in our annual cash incentive compensation program for 2025 (“2025 Bonus Plan”), under which the compensation committee had the authority to select the performance measures and related target levels applicable to the annual bonus opportunities for our named executive officers and other executives. The 2025 Bonus Plan included minimum and maximum achievement levels for purposes of determining bonus payouts under its formula. See “Corporate Performance in Fiscal 2025 and Payouts” below for specific objectives, targets, thresholds and weightings related to the 2025 Bonus Plan.

Under the 2025 Bonus Plan, the compensation committee could, in its sole discretion and at any time, increase, reduce, or eliminate a participant’s actual bonus payment, and/or increase, reduce, or eliminate the amount allocated to the bonus pool for the year. Further, the actual bonus payment could be below, at, or above a participant’s target bonus opportunity, in the compensation committee’s sole discretion. The compensation committee could determine the amount of any reduction or increase on the basis of such factors as it deemed relevant, and it was not required to establish any allocation or weighting with respect to the factors it considers.

Target Bonus Opportunities

In February 2025, as part of its annual review of our executive compensation program, the compensation committee reviewed the target annual bonus opportunities for our named executive officers, taking into consideration a competitive market analysis prepared by its compensation consultant and the recommendations of our Chief Executive Officer (except with respect to his own target bonus opportunity), as well as factors described in “Compensation-Setting Process” above. Following this review, the Board, upon the recommendation of the compensation committees, determined the target annual bonus opportunities for each of our named executive officers under the 2025 Bonus Plan. The target bonus opportunity as a percent of salary for each of our named executive officers was not changed from the prior year. The target bonus opportunities, expressed as a percentage of the respective named executive officers’ annual base salaries earned during the year, taking into account salary changes, were as follows:

Named Executive Officer	2025 Base Salary ($)	2025 Target Bonus Opportunity (as a percentage of base salary)	2025 Target Bonus Opportunity ($)

Ron Kurtz, M.D.	630,625	100%	630,625
Shelley Thunen	520,377	65%	338,245
Eric Weinberg	520,377	65%	338,245
Ilya Goldshleger, Ph.D.	520,377	65%	338,245
Scott Gaines*	401,666	50%	200,833

*Scott Gaines was not an executive officer in March 2025, when the Board approved annual target bonus opportunities for our named executive officers. Scott Gaines became an executive officer on December 18, 2025.

In aggregate, the target bonus opportunities for the named executive officers were positioned within a range that the compensation committee viewed as competitive. Additionally, the target bonus opportunities for the named executive officers were kept equal, consistent with the company’s historical internal equity-based approach for Dr. Kurtz’s direct reports.

Corporate Performance in Fiscal 2025 and Payouts

The compensation committee set annual targets for fiscal 2025, based on operational and financial measures, that the compensation committee and management deemed rigorous, yet possible, to attain. The annual targets were allocated to one of three categories: delighted customers, motivated employees, and shareholder satisfaction. The compensation committee believed that these metrics were highly linked to creating both short and long-term value to stockholders. The committee applied business judgement in setting these objectives and related targets, thresholds, and weightings.

For purposes of the 2025 Bonus Plan:

•
The “delighted customers” category (30% 2025 Bonus Plan weighting) included metrics related to new product launch (50% of “delighted customers” weighting), key product initiatives (25% of “delighted customers” weighting), and international regulatory approvals and submissions (25% of “delighted customers” weighting).
•
The “motivated employees” category (20% of 2025 Bonus Plan weighting) included metrics related to employee performance.
•
The “shareholder satisfaction” category (50% of 2025 Bonus Plan weighting) included metrics related to LAL/LAL+ sales (20% of “shareholder satisfaction” weighting), completion of LAL/LAL+ manufacturing initiatives (20% of “shareholder satisfaction” weighting), and achievement of certain financial metrics (consisting of (i) revenue with a minimum threshold of $180 million, a target threshold of $197 million, and a maximum threshold of $220 million or higher (50% of “shareholder satisfaction weighting”); and (ii) gross margin (calculated by dividing gross profit by sales) with a minimum threshold of 70%, a target threshold of 72%, and a maximum threshold of 74% or higher, as well as cash expenditures with a minimum threshold of $29 million, a target threshold of $23 million and a maximum threshold of less than $18 million (10% of “shareholder satisfaction” weighting)).

The operational performance levels for our annual bonus plan are not disclosed because we believe it would be competitively harmful to do so, as it would provide competitors insight into our strategic and financial planning processes. Specifically, performance against set objectives included the following metrics:

Corporate Performance Measure	Weighting	Minimum Payout %	Target Payout %	Maximum Payout %

Delighted Customers	30%	25%	100%	150%
Motivated Employees	20%	25%	100%	150%
Shareholder Satisfaction	50%	25%	100%	150%

In January 2026, based on the assessment of our performance against these objectives, the Board, including each member of the compensation committee, determined to award bonuses to our named executive officers pursuant to the 2025 Bonus Plan and approved bonus payouts at the level of 32.18% of target, which for each named executive officer was determined based on each named executive officer’s salary earned during 2025 (factoring in changes in salary during 2025). Awards were determined based on objectives and related targets, thresholds, and weightings set in February 2025, which included a potential payout range of 25% of target (minimum payout) to 150% of target (maximum payout). No adjustments were made to performance targets established in February 2025. There was also no discretion applied.

The following table sets forth the target annual bonus opportunities and the actual bonus payments made to our named executive officers for 2025:

Named Executive Officer	2025 Target Bonus Opportunity ($)	Annual Payout as a Percentage of 2025 Target Bonus Opportunity	2025 Actual Bonus Award $

Ron Kurtz, M.D.	630,625	32.18%	202,935
Shelley Thunen	338,245	32.18%	108,847
Eric Weinberg	338,245	32.18%	108,847
Ilya Goldshleger, Ph.D.	338,245	32.18%	108,847
Scott Gaines	200,833	32.18%	64,628

The annual bonuses paid to our named executive officers for 2025 are set forth in the Summary Compensation Table below.

Long-Term Incentive Compensation

We use long-term incentive compensation in the form of equity awards to motivate our named executive officers by providing them with the opportunity to build an equity interest in our company and to share in the potential appreciation of the value of our common stock. In general, the compensation committee views equity awards as inherently variable since the grant date fair value of these awards may not necessarily be indicative of their value when, and if, the shares of our common stock underlying these awards are ever earned or purchased. The compensation committee further believes that equity awards enable us to attract and retain key talent in our industry and aligns our executives’ interests with the long-term interests of our stockholders. The compensation committee’s and management’s preferred approach in fiscal 2025 was to grant executive officer equity 100% in stock options to ensure alignment between shareholder and management interests and rewards.

Generally, in determining the size of the equity awards granted to our executives, the compensation committee takes into consideration the recommendations of our Chief Executive Officer, except with respect to his own equity award (other than his request to allocate a portion of his equity award from him to other named executive officers), as well as the factors described above. The compensation committee also considers the dilutive effect of our long-term incentive compensation practices, and the overall impact that these equity awards, as well as awards to other employees, will have on stockholder value.

In February 2025, in recognition of our financial and operational results and each named executive officer’s individual performance, the Board, upon the recommendation of the compensation committee, approved the grant of stock options to our named executive officers, as well as the grant of stock options and restricted stock unit awards to Scott Gaines, who was then a vice president, effective February 27, 2025 (the second trading day following the filing of our Annual Report on Form 10-K for the year ended December 31, 2024). In determining the size of each named executive officer’s equity award, the compensation committee took into consideration the recommendations of our Chief Executive Officer, except with respect to his own equity award (other than his request to allocate a portion of his equity award from him to other named executive officers), as well as the factors described above. The compensation committee also considered the existing equity holdings of each executive officer, including the current economic value of their unvested equity awards and the ability of these unvested holdings to satisfy our retention objectives.

The stock options granted to our named executive officers on February 27, 2025 are shown in the table below.

Annual Option and Award Grants
Named Executive Officer	Stock Options (number of shares)	Grant Date Fair Value

Ron Kurtz, M.D.	215,000	3,816,530
Shelley Thunen	125,000	2,218,913
Eric Weinberg	125,000	2,218,913
Ilya Goldshleger, Ph.D.	125,000	2,218,913
Scott Gaines*	18,285	324,583

*Scott Gaines was not an executive officer on February 27, 2025. As a vice president, Scott Gaines also received a RSU award covering 18,250 shares with an aggregate grant date fair value of $325,583 in 2025. Does not include promotional grant on July 31, 2025.

On July 31, 2025, the Board, upon the recommendation of the compensation committee, approved the grant of a stock option to Scott Gaines covering 25,000 shares with a grant date fair value of $130,958 in recognition of Scott Gaines’ promotion to Chief Customer Officer on July 16, 2025. The Board and compensation committee determined the size of Scott Gaines’ promotion stock option based on his increased responsibility.

The stock options granted to our named executive officers in 2025 were subject to a time-based vesting requirement providing that these options are to vest over a four-year period, with 1/48th of the total number of shares of our common stock subject to an option vesting on the date that is one month following the vesting commencement date and 1/48th of the shares subject to the option vesting each month thereafter, subject to the continued service of the applicable executive on each such vesting date.

The restricted stock unit award granted to Scott Gaines in February 2025 was subject to a time-based vesting requirement providing that the restricted stock unit award is to vest over a four-year period, with 1/8th of the total number of shares of our common stock subject to the award vesting on August 31 and February 28 (February 29 in a leap year) of each year following the vesting commencement date, subject to the continued service of Scott Gaines on each such vesting date. The restricted stock unit award granted to Scott Gaines in May 2025 was subject to a time-based vesting requirement providing that the restricted stock unit award is to vest as to 1/4th of the total number of shares of our common stock subject to the award vesting on August 31, 2025, February 28, 2026, August 31, 2026, and February 28, 2027, subject to the continued service of Scott Gaines on each such vesting date.

Welfare and Health Benefits

We maintain a defined contribution 401(k) retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Internal Revenue Code (the “Code”), on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. We make matching contributions of up to 2% of eligible compensation, contributed by eligible participating employees. Employer matching contributions vest 25% per year over four years. In addition, we provide other benefits to our named executive officers on the same basis as all of our full-time employees. These benefits include health, dental and vision benefits, health and dependent care flexible spending accounts, short-term and long-term disability insurance, accidental death and dismemberment insurance, and basic life insurance coverage. We also provide paid time off and other paid holidays to all employees, including our executives, and named executive officers. We do not offer our employees a non-qualified deferred compensation plan or pension plan. We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices, the competitive market, and our employees' needs.

Perquisites and Other Personal Benefits

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites to our named executive officers, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executives more efficient and effective, and for recruitment and retention purposes. In the future, we may provide perquisites or other personal benefits to our executives in limited circumstances, such as where we believe it is appropriate to assist an individual executive officer in the performance of his or her duties, to make our executives more efficient and effective, and for recruitment, motivation or retention purposes. We do not expect that these perquisites or other personal benefits will be a significant aspect of our executive compensation program. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the compensation committee.

Named Executive Officer Employment Letters

We have entered into a confirmatory employment letter with each of our named executive officers.

Ron Kurtz, M.D.

We entered into a confirmatory employment letter, effective as of July 16, 2021, with Dr. Kurtz, our President and Chief Executive Officer. This letter has no specific term and provides for at-will employment. Dr. Kurtz’s base salary, effective November 1, 2025, is $740,000 and he is eligible to receive an annual target cash incentive payment of 100% of his base salary. The actual bonus amount to be determined is based upon achievement of a mix of company objectives established by our Board and also individual performance, as determined by the Board.

Eric Weinberg

We entered into a confirmatory employment letter, effective as of July 16, 2021, with Mr. Weinberg, our Chief Business Development Officer. This letter has no specific term and provides for at-will employment. Mr. Weinberg’s base salary, effective March 1, 2025, is $556,400 and he is eligible to receive an annual target cash incentive payment of 65% of his base salary. The actual bonus amount to be determined is based upon achievement of a mix of company objectives established by our Board and also individual performance, as determined by the Board.

Ilya Goldshleger, Ph.D.

We entered into a confirmatory employment letter, effective as of July 16, 2021, with Dr. Goldshleger, our Chief Operating Officer. This letter has no specific term and provides for at-will employment. Dr. Goldshleger’s base salary, effective March 1, 2025, is $556,400 and he is eligible to receive an annual target cash incentive payment of 65% of his base salary. The actual bonus amount to be determined is based upon achievement of a mix of company objectives established by our Board and also individual performance, as determined by the Board.

Scott Gaines

We entered into an employment letter, effective as of October 28, 2015, as amended, with Mr. Gaines, our Chief Customer Officer. This letter has no specific term and provides for at-will employment. Mr. Gaines’ base salary, effective March 1, 2025, was $384,329 (increased to $440,000 effective August 1, 2025) and he was eligible to receive an annual target cash incentive payment of 35% of his base salary (increased to 50% effective August 1, 2025). The actual bonus amount to be determined is based upon achievement of a mix of company objectives established by our Board and also individual performance, as determined by the Board.

Executive Officer Change in Control and Severance Agreements

We entered into a change in control and severance agreement, effective as of July 16, 2021, with each of Dr. Kurtz, Mr. Weinberg and Dr. Goldshleger. Each change in control and severance agreement was approved by our Board in July 2021. We entered into an amendment to Dr. Kurtz’s change in control and severance agreement in April 2026 to increase the payment to Dr. Kurtz in the event we terminate him without “cause” or he resigns for “good reason” (as such terms are defined in the severance agreement) during the change in control period (as set forth below) from 18 months to 24 months of Dr. Kurtz’s then current annual base salary and target annual bonus as in effect in the year of the applicable termination. Pursuant to each applicable named executive officer’s severance agreement, if, within the change in control period beginning on the date a letter of intent or similar agreement is made between us and an acquiror, provided such date occurs no earlier than nine months prior to a “change in control” (as defined in the applicable agreement), and ending 12 months following a change in control, we terminate the employment of the named executive officer without “cause” or the executive resigns for “good reason” (as such terms are defined in the applicable agreement), and within 60 days following such termination, the named executive officer executes a waiver and release of claims in our favor that becomes effective and irrevocable, the named executive officer will be entitled to receive:

(i)
a lump sum payment equal to the sum of (A) 12 months (24 months with respect to Dr. Kurtz) of the named executive officer’s then current annual base salary and (B) 12 months (24 months with respect to Dr. Kurtz) of the named executive officer’s annual target bonus as in effect in the year of the applicable termination;
(ii)
reimbursement of premiums to maintain group health insurance continuation benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, for the named executive officer and his or her respective eligible dependents for up to 12 months (18 months with respect to Mr. Kurtz); and
(iii)
vesting acceleration as to 100% of the then-unvested shares subject to each of the named executive officer’s then outstanding equity awards (and in the case of awards with performance vesting, unless the applicable award agreement governing such award provides otherwise, all performance goals and other vesting criteria will be deemed achieved at target levels of achievement).

Pursuant to each applicable named executive officer’s severance agreement, if, outside of the change in control period, we terminate the employment of the named executive officer without cause (excluding death or disability) or the executive resigns for good reason, and within 60 days following such termination, the named executive officer executes a waiver and release of claims in our favor that becomes effective and irrevocable, the named executive officer will be entitled to receive:

(i)
a lump sum payment equal to the sum of (A) 12 months of the named executive officer’s then current annual base salary and (B) 12 months of the named executive officer’s annual target bonus as in effect in the year of the applicable termination; and

(ii)
reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for the named executive officer and the officer’s respective eligible dependents for up to 12 months.

Pursuant to each applicable named executive officer’s severance agreement, if we experience a change in control, and the named executive officer remains our employee through the date of such change in control, 100% of the then-unvested shares subject to the named executive officer’s then outstanding equity awards will accelerate and fully vest (and in the case of awards with performance vesting, unless the applicable award agreement governing such award provides otherwise, all performance goals and other vesting criteria will be deemed achieved at target levels of achievement).

Pursuant to each applicable named executive officer’s severance agreement, in the event any payment to an executive would be subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a parachute payment under Section 280G of the Code), the executive will receive such payment as would entitle the executive to receive the greatest after-tax benefit, even if it means that we pay the executive a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Code.

Executive Change in Control and Severance Policy

On August 1, 2022, we entered into a participation agreement under our Executive Change in Control and Severance Policy, or the Severance Policy, with Scott Gaines. Our Severance Policy was approved by the Board in July 2022.

Pursuant to Mr. Gaines’ participation agreement under the Severance Policy, if, within the change in control period beginning on the date of a “change in control” (as defined in the Severance Policy), and ending 12 months following a change in control, we terminate the employment of Mr. Gaines without “cause” or Mr. Gaines resigns for “good reason” (as such terms are defined in the Severance Policy), and within 60 days following such termination, Mr. Gaines executes a waiver and release of claims in our favor that becomes effective and irrevocable, Mr. Gaines will be entitled to receive:

(i)
a lump sum payment equal to the sum of (A) 9 months of the named executive officer’s then current annual base salary and (B) 75% of the named executive officer’s annual target bonus as in effect in the year of the applicable termination;
(ii)
reimbursement of premiums to maintain group health insurance continuation benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, for the named executive officer and his or her respective eligible dependents for up to 9 months; and
(iii)
vesting acceleration as to 100% of the then-unvested shares subject to each of the named executive officer’s then outstanding equity awards (and in the case of awards with performance vesting, unless the applicable award agreement governing such award provides otherwise, all performance goals and other vesting criteria will be deemed achieved at target levels of achievement).

Pursuant to the Severance Policy, in the event any payment to an executive would be subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a parachute payment under Section 280G of the Code), Mr. Gaines will receive such payment as would entitle Mr. Gaines to receive the greatest after-tax benefit, even if it means that we pay Mr. Gaines a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Code.

Shelley Thunen Transition Agreement and Consulting Agreement

On December 23, 2025, we entered into a transition agreement with Shelley Thunen in connection with Ms. Thunen’s resignation, which took effect on January 11, 2026. Pursuant to the transition agreement, Ms. Thunen remained eligible to receive an annual cash bonus based on corporate performance in fiscal 2025, as well as her base salary through the date of the transition.

On January 9, 2026, we entered into a consulting agreement with Shelley Thunen. Pursuant to the consulting agreement, Ms. Thunen will be paid non-refundable retainers of $15,000 for each of January, February and March 2026, which retainers will be paid to Ms. Thunen if her consulting agreement is terminated by us without cause (as defined in the consulting agreement) prior to March 31, 2026. Ms. Thunen will also be paid an hourly rate of $500 for her services to us under the consulting agreement. Ms. Thunen’s outstanding stock options will continue to vest pursuant to their original terms while she continues to provide services to us under the consulting agreement. The term of the consulting agreement is scheduled to end on December 31, 2026.

Other Compensation Policies

Prohibition of Hedging and Pledging Securities

Our Insider Trading Policy prohibits the members of our Board and all employees, including our named executive officers, from, directly or indirectly, (a) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to them by us) or (b) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities either (i) granted to them by us or (ii) held, directly or indirectly, by them.

Our Insider Trading Policy also prohibits the members of our Board and all employees, including our named executive officers, from pledging our securities as collateral for any loan or as part of any other pledging transaction or from holding our stock in margin accounts.

Clawback Policy

In accordance with SEC and Nasdaq requirements, in November 2023, the Board, upon the recommendation of the compensation committee, adopted a Compensation Recovery Policy which is intended to further our pay-for-performance philosophy and to comply with applicable laws by providing rules relating to the reasonably prompt recovery of certain incentive-based compensation received by current or former executive officers in the event of an accounting restatement. The application of the policy to such executives is not discretionary (with limited exceptions), and applies whether any such executive was at fault.

Compensation Risk Assessment

The compensation committee has reviewed the concept of risk as it relates to our compensation programs and believes that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on us. The compensation committee believes that our compensation programs do not foster undue risk-taking, because they focus on performance of company-wide annual goals that are aligned with the long-term interests of our stockholders and they include risk control and mitigation factors.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Under Section 162(m) of the Code, compensation paid to our covered executive officers (including our Chief Executive Officer), except for certain grandfathered arrangements and certain compensation paid pursuant to a compensation plan in existence before the effective date of our IPO, will not be deductible to the extent it exceeds $1,000,000. In fiscal 2025, the compensation committee considered the potential future effects of Section 162(m) when determining named executive officer compensation and the compensation committee is expected to consider the potential future effects of Section 162(m) when determining future named executive officer compensation. While the compensation committee considers the deductibility of awards as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes, and to modify compensation that was initially intended to be tax deductible if it determines such modifications are consistent with our business needs.

Taxation of “Parachute” Payments

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to additional taxes if they receive payments or benefits in connection with a change in control of our company that exceeds certain prescribed limits, and that we (or a successor) may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any named executive officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G or 4999 during 2025 and we have not agreed and are not otherwise obligated to provide any executive officers, including any named executive officer, with such a “gross-up” or other reimbursement payment.

Accounting for Stock-Based Compensation

The compensation committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), the standard which governs the accounting treatment of stock-based compensation awards.

ASC Topic 718 requires us to recognize in our financial statements all share-based payment awards to employees, including grants of options to purchase shares of our common stock to our named executive officers, based on their fair values. The application of ASC Topic 718 involves significant amounts of judgment in the determination of inputs into the Black Scholes option pricing model that we use to determine the fair value of stock options. These inputs are based upon assumptions as to the volatility of the underlying stock, risk free interest rates, and the expected life (term) of the options. As required under GAAP, we review our valuation assumptions at each grant date, and, as a result, our valuation assumptions used to value stock options granted in future periods may vary from the valuation assumptions we have used previously.

ASC Topic 718 also requires us to recognize the compensation cost of our share-based payment awards in our income statement over the period that an employee, including our executive officers, is required to render service in exchange for the award (which, generally, will correspond to the award’s vesting schedule).

COMPENSATION COMMITTEE REPORT

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and RxSight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Respectfully submitted by the members of the Compensation Committee of the Board:

Robert J. Palmisano (Chairperson)

J. Andy Corley

Robert Warner

Raymond W. Cohen

Summary Compensation Table

					Non-Equity
Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Stock Awards ($)(2)	Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total Compensation ($)

Ron Kurtz, M.D.	2025	630,625	3,816,530	—	202,935	571	4,650,661
Chief Executive Officer, President and Director	2024	678,333	5,537,883	—	759,733	6,504	6,982,453
	2023	633,333	1,873,660	—	570,000	4,604	3,081,597

Shelley Thunen	2025	520,377	2,218,913	—	108,847	7,000	2,855,137
Former Chief Financial Officer	2024	503,750	4,919,347	—	366,730	6,900	5,796,727
	2023	454,167	1,124,196	—	295,208	12,848	1,886,419

Eric Weinberg	2025	520,377	2,218,913	—	108,847	7,000	2,855,137
Chief Business Development Officer	2024	503,750	4,919,347	—	366,730	6,900	5,796,727
	2023	454,167	889,989	—	295,208	13,364	1,652,728

Ilya Goldshleger, Ph.D.	2025	520,377	2,218,913	—	108,847	4,783	2,852,920
Chief Operating Officer	2024	503,750	4,919,347	—	366,730	29,400	5,819,227
	2023	454,167	1,124,196	—	295,208	12,083	1,885,654

Scott Gaines	2025	401,666	455,540	448,683	64,628	5,759	1,376,276
Chief Customer Officer

(1)
These figures reflect the aggregate grant date fair value of stock option awards (service-based) granted in the fiscal year, computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ASC 718, Compensation—Stock Compensation — Topic 718. See Note 8 to our financial statements for the year ended December 31, 2025 included in our Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. With respect to stock option awards, the named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.
(2)
These figures reflect the aggregate grant date fair value of RSU awards granted in the fiscal year, computed in accordance with the provisions of FASB Accounting Standards Codification ASC 718, Compensation—Stock Compensation — Topic 718. See Note 8 to our financial statements for the year ended December 31, 2025 included in our Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards.
(3)
The bonus amounts listed in this column reflect annual bonuses, based on performance in 2025, 2024 and 2023, as applicable. The 2025 amounts disclosed represent a bonus under our 2025 Bonus Plan based upon the achievement of company objectives for the year ended December 31, 2025, which were paid in the first quarter of 2026. Our 2025 Bonus Plan is more fully described above under the section titled “Compensation Discussion and Analysis – Compensation Elements – Annual Bonuses”.
(4)
Includes 401(k) matching contributions and with respect to Dr. Kurtz, an inventor bonus of $1,500 for 2024, and with respect to Dr. Goldshleger, an inventor bonus of $3,000 for 2025, $22,500 for 2024, and $3,000 for 2023.

Grants of Plan-Based Awards in 2025

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base price of Option Awards ($/Share)	Grant Date Fair Value Of Stock and Option Awards ($)(2)

Ron Kurtz, M.D.
Annual Time-Based Options	2/27/2025					215,000	$28.21	$3,816,530
Annual Cash Bonus		157,656	630,625	945,938

Shelley Thunen
Annual Time-Based Options	2/27/2025					125,000	$28.21	$2,218,913
Annual Cash Bonus		84,561	338,245	507,368

Eric Weinberg
Annual Time-Based Options	2/27/2025					125,000	$28.21	$2,218,913
Annual Cash Bonus		84,561	338,245	507,368

Ilya Goldshleger, Ph.D.
Annual Time-Based Options	2/27/2025					125,000	$28.21	$2,218,913
Annual Cash Bonus		84,561	338,245	507,368

Scott Gaines
Annual Time-Based Options	2/27/2025					18,285	$28.21	$324,583
Annual Time-Based RSUs	2/27/2025				13,250			$373,783
Time-Based RSUs	5/1/2025				5,000			$74,900
Promotion Time-Based Options	7/31/2025					25,000	$7.78	$130,958
Annual Cash Bonus		50,208	200,833	301,250

(1)
Annual cash bonuses payable under our 2025 Bonus Plan. The maximum potential payout under the executive bonus plan is 150% of target.
(2)
These figures reflect the aggregate grant date fair value of stock option awards (service-based) and awards of time-based RSUs granted under our 2021 Plan granted in the fiscal year 2025, computed in accordance with the provisions of FASB Accounting Standards Codification ASC 718, Compensation—Stock Compensation — Topic 718. The grant date fair value of the RSU awards does not take into account any estimated forfeitures related to service vesting conditions. See Note 8 to our financial statements for the year ended December 31, 2025 included in our Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of the valuation assumptions made by us in determining the grant date fair value of our equity awards. With respect to stock option awards, the named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

			Option Awards				Stock Awards
Name	Grant Date (1)		Number of Securities Underlying Unexercised Options: (#) Exercisable	Number of Securities Underlying Unexercised Options: (#) Unexercisable	Option Exercise Price ($) (2)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (8)
Ron Kurtz, M.D.	4/23/2020	(4)	19,186	—	$15.08	4/22/2030
President, Chief Executive Officer and Director	3/22/2021	(4)	96,805	—	$15.60	3/21/2031
	7/30/2021	(4)	338,819	—	$16.00	7/29/2031
	3/9/2023	(4)	137,500	62,500	$14.95	3/8/2033
	3/4/2024	(3)	65,187	83,813	$56.07	3/3/2034
	2/27/2025	(3)	44,791	170,209	$28.21	2/26/2035

Shelley Thunen	7/26/2018	(4)	14,520	—	$18.90	7/25/2028
Former Chief Financial Officer	4/23/2020	(4)	16,629	—	$15.08	4/22/2030
	3/22/2021	(4)	36,805	—	$15.60	3/21/2031
	7/30/2021	(4)	83,367	—	$16.00	7/29/2031
	3/9/2023	(3)	57,500	37,500	$14.95	3/8/2033
	3/4/2024	(3)	40,337	51,863	$56.07	3/3/2034
	8/7/2024	(3)	16,666	33,334	$46.24	8/6/2034
	2/27/2025	(3)	26,041	98,959	$28.21	2/26/2035

Eric Weinberg	3/14/2017	(4)	35,168	—	$4.34	3/13/2027
Chief Business Development Officer	4/18/2019	(4)	14,520	—	$23.04	4/17/2029
	4/23/2020	(4)	72,603	—	$15.08	4/22/2030
	3/22/2021	(4)	96,805	—	$15.60	3/21/2031
	7/30/2021	(4)	87,437	—	$16.00	7/29/2031
	3/9/2023	(3)	65,312	29,688	$14.95	3/8/2033
	3/4/2024	(3)	40,337	51,863	$56.07	3/3/2034
	8/7/2024	(3)	16,666	33,334	$46.24	8/6/2034
	2/27/2025	(3)	26,041	98,959	$28.21	2/26/2035

Ilya Goldshleger, Ph.D.	4/26/2017	(4)	12,494	—	$4.13	4/25/2027
Chief Operating Officer	1/25/2018	(4)	7,981	—	$18.90	1/24/2028
	7/26/2018	(4)	3,995	—	$18.90	7/25/2028
	4/23/2020	(4)	40,777	—	$15.08	4/22/2030
	3/22/2021	(4)	96,805	—	$15.60	3/21/2031
	7/30/2021	(4)	98,367	—	$16.00	7/29/2031
	3/9/2023	(3)	82,500	37,500	$14.95	3/8/2033
	3/4/2024	(3)	40,337	51,863	$56.07	3/3/2034
	8/7/2024	(3)	16,666	33,334	$46.24	8/6/2034
	2/27/2025	(3)	26,041	98,959	$28.21	2/26/2035

Scott Gaines	3/11/2022	(3)	19,792	3,125	$12.85	3/10/2032
Chief Customer Officer	3/9/2023	(3)	7,917	6,250	$14.95	3/8/2033
	3/4/2024	(3)	4,374	5,625	$56.07	3/3/2034
	8/7/2024	(3)	8,333	16,667	$46.24	8/6/2034
	2/27/2025	(3)	3,809	14,476	$28.21	2/26/2035
	7/31/2025	(3)	2,604	22,396	$7.78	7/30/2035
	8/7/2024		—	—	—	—	7,500	(5)	$78,150
	2/27/2025		—	—	—	—	11,593	(6)	$120,799
	5/1/2025		—	—	—	—	3,750	(7)	$39,075

(1)
Each of the outstanding options to purchase shares of our common stock was granted pursuant to either our 2015 Equity Incentive Plan, as amended, or the 2021 Plan.
(2)
This column represents the exercise price of each award, which for grants prior to July 28, 2021 is equal to the fair market value of a share of our common stock on the date of grant, as determined by our Board or a committee thereof, and for grants after July 28, 2021 is equal to the closing price of our common stock in trading on the Nasdaq on the date of grant (provided that the awards granted on July 30, 2021 have an exercise price equal to our initial public offering price).
(3)
The shares underlying this award vest in equal monthly installments over 48 months, such that the entire award is vested over 4 years. The vesting commencement date of this award is the grant date.
(4)
This award is fully vested.
(5)
This is an award of time-based RSUs granted under our 2021 Plan. The time-based RSUs vest over four years, with the first 12.5% vesting on February 28, 2025 and the remaining vesting every six months thereafter. The grant date is the vesting commencement date.
(6)
This is an award of time-based RSUs granted under our 2021 Plan. The time-based RSUs vest over four years, with the first 12.5% vesting on August 31, 2025 and the remaining vesting every six months thereafter. The grant date is the vesting commencement date.
(7)
This is an award of time-based RSUs granted under our 2021 Plan. The time-based RSUs vest over 22 months, with 25% vesting on August 31, 2025 and the remaining vesting every six months thereafter. The grant date is the vesting commencement date.
(8)
The market value of unvested RSU shares is calculated by multiplying the number of unvested RSU shares held by the applicable NEO by the closing price of our common stock on December 31, 2025 (the last trading day of 2025), which was $10.42 per share.

Option Exercises During Fiscal Year

The following table presents information regarding the options exercised by each named executive officer during fiscal year 2025.

	Option Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise
Name	(#)	($)(1)
Ron Kurtz, M.D.	—	—
Shelley Thunen	7,792	78,554
Eric Weinberg	188,002	2,181,688
Ilya Goldshleger, Ph.D.	23,445	112,301
Scott Gaines	—	—
(1)
Values were determined based on the difference between the fair market value of our shares on the date of exercise and the exercise price of the options.

Employment Arrangements With Our Named Executive Officers

We entered into offer letter agreements, effective as of July 16, 2021, with each of Dr. Kurtz, our President and Chief Executive Officer, Ms. Thunen, our former Chief Financial Officer, Mr. Weinberg, our Chief Business Development Officer, and Dr. Goldshleger, our Chief Operating Officer, and effective as of October 28, 2015, as amended, with Mr. Gaines, our Chief Customer Officer. Each of the offer letter agreements has no specific term and provides for at-will employment.

Potential Payments upon Termination or Change in Control

We entered into a change in control and severance agreement, effective as of July 16, 2021, with each of Dr. Kurtz, Ms. Thunen, Mr. Weinberg and Dr. Goldshleger. Each change in control and severance agreement was approved by our Board in July 2021. On August 1, 2022, we entered into a participation agreement under our Severance Policy with Scott Gaines. Our Severance Policy was approved by the Board in July 2022. We entered into an amendment to Dr. Kurtz’s change in control and severance agreement in April 2026 to increase the payment to Dr. Kurtz in the event we terminate him without “cause” or he resigns for “good reason” (as such terms are defined in the severance agreement) during the change in control period (as described above) from 18 months to 24 months of Dr. Kurtz’s then current annual base salary and target annual bonus as in effect in the year of the applicable termination. For additional information regarding the material terms of our change in control and severance agreements with our named executive officers, please see the section above titled “Compensation Discussion and Analysis – Executive Officer Change in Control and Severance Agreements”.

The following table summarizes the payments and other benefits that would be provided to our named executive officers upon the occurrence of certain qualifying terminations of employment and/or a change in control, in any case, occurring on December 31, 2025. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination, or (ii) other benefits earned or accrued by the NEO during his employment that are available to all salaried employees, such as accrued vacation, and assume that any successor company in a change in control assumed or substituted awards for any outstanding awards under our equity compensation plans.

Name	Change in Control (Single Trigger) ($)	Termination Without Cause or Resignation for Good Reason Not in connection with a Change in Control ($)	Termination Without Cause or Resignation for Good Reason in connection with a Change in Control ($)

Ron Kurtz, M.D.
Severance Payment (1)	—	1,370,625	2,741,250
Continued Health Coverage (2)	—	57,000	57,000
Accelerated vesting (3)	—	—	—

Shelley Thunen
Severance Payment	—	894,645	894,645
Continued Health Coverage (2)	—	38,000	38,000
Accelerated vesting (3)	—	—	—

Eric Weinberg
Severance Payment	—	894,645	894,645
Continued Health Coverage (2)	—	38,000	38,000
Accelerated vesting (3)	—	—	—

Ilya Goldshleger, Ph.D.
Severance Payment	—	894,645	894,645
Continued Health Coverage (2)	—	38,000	38,000
Accelerated vesting (3)	—	—	—

Scott Gaines			—
Severance Payment	—	—	480,624
Continued Health Coverage (2)	—	—	38,000
Accelerated vesting (3)	—	—	297,149

(1)
The amounts reported do not give effect to the amendment to Dr. Kurtz’s change in control and severance agreement entered into in April 2026 as described above.
(2)
The amounts reported in these columns represent estimates of the premiums to maintain group health insurance continuation benefits pursuant to COBRA for the named executive officer and the named executive officer’s eligible dependents (i) for a period of 12 months, or (ii) with respect to Dr. Kurtz, if such termination occurs within the applicable change in control period, for a period of 18 months.

(3)
The amounts reported in these columns represent the sum of, (i) for each outstanding and unvested option held by a named executive officer as of December 31, 2025, the product of (A) the number of unvested shares subject to the option and (B) the difference between $10.42 (the closing price of a share of our common stock on December 31, 2025) and the exercise price of the option, and (ii) for each outstanding and unvested restricted stock unit award held by a named executive officer as of December 31, 2025, the product of (A) the number of unvested shares subject to the restricted stock unit award and (B) $10.42 (the closing price of a share of our common stock on December 31, 2025). For additional information regarding the unvested options held by our named executive officers as of December 31, 2025, please see the section above titled “Outstanding Equity Awards at Fiscal Year-End.”

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

	(a) Number of				(c) Number of
	Securities to		(b) Weighted		Securities Remaining
	be Issued		Average		Available for Future
	Upon Exercise		Exercise Price		Issuance Under Equity
	of Outstanding		of Outstanding		Compensation Plans
	Options,		Options,		(Excluding Securities
Plan category	Restricted Stock Units and Rights (#)		Warrants and Rights ($)		Reflected in Column (a))
Equity compensation plans approved by security holders (1) (2)	7,369,927	(3)	$23.60	(4)	914,463	(5)
Equity compensation plans not approved by security holders	—		—		—
Total	7,369,927				914,463
(1)
The 2021 Plan contains an “evergreen provision” which provides that the number of shares available for issuance under the 2021 Plan will be increased on the first day of each fiscal year beginning with the 2022 fiscal year, in an amount equal to the least of (i) 7,260,406 shares, (ii) four percent (4%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as our Board may determine. On January 1, 2026, 1,649,680 shares were added to the 2021 Plan.
(2)
The 2021 Employee Stock Purchase Plan (the “2021 ESPP”), contains an “evergreen provision” which provides that the number of shares available for issuance under the 2021 ESPP will be increased on the first day of each fiscal year beginning with the 2022 fiscal year, in an amount equal to the least of (i) 1,452,081 shares, (ii) one percent (1%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as the administrator may determine. No shares were added to the 2021 ESPP on January 1, 2026.
(3)
Consists of 6,556,728 options and 813,199 RSUs outstanding under the 2021 Plan.
(4)
Excludes RSUs, which have no exercise price.
(5)
Includes (i) 519,595 shares available for future issuance under the 2021 Plan and (ii) 394,868 shares available for future issuance under the 2021 ESPP, of which approximately 91,000 shares are issuable with respect to the purchase period in effect as of December 31, 2025, which purchase period ends on April 30, 2026. Pursuant to the terms of our 2021 ESPP Plan, the number of shares to be issued and the price per share is not determined until immediately before the issuance of such shares.

CEO PAY RATIO DISCLOSURE

Pursuant to a mandate of the Dodd-Frank Act, the SEC adopted rules requiring annual disclosure of the ratio of the median employee’s total annual compensation to our CEO’s total annual compensation. For purposes of determining our CEO’s total annual compensation, we elected to use the total annual compensation of Dr. Kurtz, who was serving as our CEO on the date used to determine the median employee for our last completed fiscal year, which ended December 31, 2025:

•
The median employee’s total annual compensation was $164,848. The median employee was determined based on the assumptions stated below.
•
Dr. Kurtz’s total annual compensation for 2025 was $4,650,661.
•
Based on the above, for 2025 the ratio of Dr. Kurtz’s total annual compensation to the median employee’s total annual compensation of all employees was approximately 28 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended (the “CEO Pay Ratio Disclosure Rule”).

For purposes of this year’s disclosure under the CEO Pay Ratio Disclosure Rule, we determined the median employee as of December 31, 2025, at which time we had approximately 461 employees.

Pay elements that were included in the annual total compensation for each employee are:

•
Base salary paid in 2025;
•
Actual performance bonus and/or actual commissions paid in 2025;
•
Value of actual equity awards granted in 2025 (either new hire grant, promotion grant or annual grant), calculated based on grant date fair value; and
•
Company matching contributions to employees’ 401(k) plan contribution.

We then compared the total cash compensation earned by these employees to determine the median employee. Once we identified our median employee, we estimated such employee’s total annual compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median employee total annual compensation disclosed above. We determined Dr. Kurtz’s total annual compensation amount by taking the amount reported in the “Total” column of our 2025 Summary Compensation Table included in this proxy.

PAY VERSUS PERFORMANCE

The following table sets forth the compensation for Ron Kurtz, M.D., our principal executive officer (“PEO”), and the average compensation for our named executive officers other than our PEO (“non-PEO NEOs”) for fiscal years 2025, 2024, 2023, and 2022 (each a “covered year”), both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as calculated in accordance with rules adopted by the SEC in August 2022. “Compensation actually paid” does not reflect amounts actually realized by our PEO and Non-PEO NEOs and may be higher or lower than amounts, if any, that are actually realized by such individuals. The table below also provides information for each Covered Year regarding our cumulative total shareholder return, the total shareholder return of the S&P Healthcare & Supplies Index, our net income and our revenue.

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)(3)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) (4)	Net Income ($)	Revenue ($ Millions) (5)
2025	4,650,661	(2,156,420)	2,484,868	(1,327,953)	92.62	76.03	(38.9)	134.5
2024	6,982,453	5,115,927	5,804,227	4,221,090	305.60	76.22	(27.5)	139.9
2023	3,081,597	11,796,221	1,808,267	6,263,724	358.40	72.30	(48.6)	89.1
2022	1,025,471	1,245,648	649,355	762,518	112.62	76.64	(66.8)	49.0

2022-2024	2025
Shelley Thunen	Shelley Thunen
Eric Weinberg	Eric Weinberg
Ilya Goldshleger, Ph.D.	Ilya Goldshleger, Ph.D.
Scott Gaines

(1)
Ron Kurtz, M.D. was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed above.
(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.
(4)
The Peer Group TSR set forth in this table utilizes the S&P Healthcare Select Industry Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2021, through the end of the listed year in the Company and in the S&P Healthcare Select Industry Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2025.

Fiscal Year	2025
Summary Compensation Table Total for PEO ($)	4,650,661
Minus Grant Date Fair Value of Equity Awards in Summary Compensation Table ($)	(3,816,530)
Plus Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at Fiscal Year End ($)	1,023,383
Minus Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	(2,508,864)
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	327,561
Plus Change in Fair Value between the Vesting Date and the End of the Prior Year of Equity Awards Granted in Prior Years that Vested in the Year ($)	(1,832,631)
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	—
Compensation Actually Paid to PEO ($)	(2,156,420)

Fiscal Year	2025
Average Summary Compensation Table Total for Non-PEO NEOs ($)	2,484,868
Minus Non-PEO NEO Average Grant Date Fair Value of Equity Awards in Summary Compensation Table ($)	(1,890,240)
Plus Non-PEO NEO Average Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at Fiscal Year End ($)	548,908
Minus Non-PEO NEO Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	(1,722,997)
Plus Non-PEO NEO Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	160,516
Plus Non-PEO NEO Average Year over Year Change in Fair Value between the Vesting Date and the End of the Prior Year of Equity Awards Granted in Prior Years that Vested in the Year ($)	(909,008)
Minus Non-PEO NEO Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	—
Average Compensation Actually Paid to Non-PEO NEOs ($)	(1,327,953)

Relationship Descriptions

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our Non-PEO NEOs, and the cumulative TSR over the four most recently completed fiscal years. The chart also compares the Company’s TSR to that of the S&P Healthcare Select Industry Index over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
14
12
10
8
6
4
2
0
(2)
(4)
$420
$360
$300
$240
$180
$120
$60
$0
TSR (FYE2021 Indexed to $100)
100.00
112.62
358.40
305.60
92.62
100.00
76.64
72.30
76.22
76.03
1.2
0.8
11.8
6.3
5.1
4.2
(2.2)
(1.3)
2021
2022
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
RxSight, Inc. TSR
S&P Healthcare Select Industry Index TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our Non-PEO NEOs, and our net income during the four most recently completed fiscal years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Revenue

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our revenue during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Revenue
Compensation Actually Paid ($ Millions)
Revenue ($ Millions)
14
12
10
8
6
4
2
0
(2)
(4)
140
120
100
80
60
40
20
0
(20)
(40)
1.2
0.8
11.8
6.3
5.1
4.2
(2.2)
(1.3)
49.0
89.1
139.9
134.5
2022
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Revenue

Tabular List of Financial Performance Measures

The following list presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs for 2025 to Company Performance. The measures in this list are not ranked.

•
Revenue;
•
LAL/LAL+ Revenue;
•
Gross Margin; and
•
Cash Use.

For additional details regarding our most important financial performance measures, please see Compensation Discussion and Analysis above.

For a full reconciliation for LAL/LAL + Revenue, Gross Margin and Cash Use to the most directly comparable financial measure stated in accordance with GAAP, please see our 2025 Annual Report on Form 10-K for the fiscal year ended December 31, 2025 as filed with the SEC on February 25, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 21, 2026 for:

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•
each of the named executive officers;
•
each of our directors; and
•
all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 41,396,609 shares of our common stock outstanding as of April 21, 2026. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 21, 2026, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o RxSight, Inc., 100 Columbia

Aliso Viejo, California 92656.

	Number of	Percentage of
	shares	shares
	beneficially	beneficially
Name of beneficial owner	owned	owned
5% Stockholders:
BlackRock, Inc. (1)	2,393,289	5.78%
Millennium Management, LLC (2)	2,193,062	5.30%
Artisan Partners Asset Management Inc. (3)	2,157,264	5.21%

Named Executive Officers and Directors
Ron Kurtz, M.D. (4)	1,596,369	3.86%
Shelley Thunen (5)	377,114	*
Eric Weinberg (6)	995,482	2.41%
Ilya Goldshleger (7)	538,822	1.30%
Scott Gaines (8)	72,505	*
J. Andy Corley (9)	649,137	1.57%
Julie B. Andrews (10)	41,039	*
Juliet Tammenoms Bakker (11)	49,694	*
Raymond W. Cohen	—	*
Tamara R. Fountain, M.D. (12)	35,545	*
William J. Link, Ph.D. (13)	59,103	*
Robert J. Palmisano (14)	41,039	*
Shweta Singh Maniar (15)	18,135	*
Robert Warner (16)	41,039	*

All current directors and executive officers as a group (14 persons) (17)	4,158,350	10.05%

* Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)
Based on a Schedule 13G (Amendment No. 2), reporting beneficial ownership as of September 30, 2025, and filed with the SEC on October 17, 2025, the shares consist of 2,393,289 shares of Common Stock held of record by BlackRock, Inc. Such form states that BlackRock has sole voting power over 2,356,084 of the shares listed in the table above. The principal business address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(2)
Based on a Schedule 13G (Amendment No. 1), reporting beneficial ownership as of September 30, 2025, and filed with the SEC on November 14, 2025, the shares consist of 2,193,062 shares of Common Stock held of record by Millennium Management, LLC. Such form states that Millennium Management, LLC. has shared voting power over 2,193,062 of the shares listed in the table above. The principal business address for Millennium Management, LLC. is 399 Park Avenue, New York, New York 10022.
(3)
Based on a Schedule 13G, reporting beneficial ownership as of December 31, 2025, and filed with the SEC on February 3, 2026, the shares consist of 2,157,264 shares of Common Stock held of record by Artisan Partners Asset Management Inc. Such form states that Artisan Partners Asset Management Inc. has shared voting power over 1,955,441 of the shares listed in the table above. The principal business address for Artisan Partners Asset Management Inc. is 3875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.
(4)
Consists of (i) 764,610 shares of Common Stock held by Cricklewood LP, (ii) 63,450 shares of Common Stock held by Ron Kurtz, M.D., and (iii) 768,309 shares of Common Stock issuable pursuant to options held directly by Mr. Kurtz exercisable within 60 days of April 21, 2026. Ron Kurtz, M.D. is our Chief Executive Officer and a member of our Board and is the manager of the general partner of Cricklewood LP and shares voting and investment control of the general partner of Cricklewood LP with Jennifer Simpson, Mr. Kurtz’s spouse.
(5)
Consists of (i) 39,453 shares of Common Stock held by Shelley Thunen and (ii) 337,661 shares of Common Stock issuable pursuant to options held directly by Shelley Thunen exercisable within 60 days of April 21, 2026. Shelley Thunen was our former Chief Financial Officer.
(6)
Consists of (i) 299,978 shares of Common Stock held by EJW Living Trust, (ii) 197,019 shares of Common Stock held by Eric Weinberg, (iii) 497,560 shares of Common Stock issuable pursuant to options held directly by Eric Weinberg exercisable within 60 days of April 21, 2026 ,and (iv) 925 shares held by Mr. Weinberg's spouse. Eric Weinberg is the trustee of the EJW Living Trust and as such has voting and investment power over the securities held by the EJW Living Trust. Eric Weinberg is our Chief Business Development Officer.
(7)
Consists of (i) 78,180 shares of Common Stock held by Ilya Goldshleger, (ii) 459,270 shares of Common Stock issuable pursuant to options held directly by Ilya Goldshleger exercisable within 60 days of April 21, 2026, and (iii) 1,372 shares held by Mr. Goldshleger's spouse. Ilya Goldshleger is our Chief Operating Officer.
(8)
Consists of (i) 11,167 shares of Common Stock held by Scott Gaines and (ii) 61,338 shares of Common Stock issuable pursuant to options held directly by Scott Gaines exercisable within 60 days of April 21, 2026. Scott Gaines is our Chief Customer Officer.
(9)
Consists of (i) 474,141 shares of Common Stock held by Andy Corley Living Trust dated 7/17/2013, (ii) 38,438 shares of Common Stock held by J. Andy Corley, (iii) 7,083 shares of Common Stock held by the Corley Foundation, (iv) 18,708 shares of Common Stock held by the Juana McKay Living Trust, (v) 96,805 shares of Common Stock issuable pursuant to options held directly by J. Andy Corley exercisable within 60 days of April 21, 2026, (vi) 10,752 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 21, 2026, and (vii) 3,210 shares held by Mr. Corley's spouse. Shares held by the Juana McKay Living Trust for which the reporting person's spouse serves as trustee. J. Andy Corley is the trustee of the Andy Corley Living Trust dated 7/17/2023 and the managing director of The Corley Foundation. As such J. Andy Corley may be deemed to have voting and investment power over the securities held by such entities. J. Andy Corley disclaims beneficial ownership of the securities held by The Corley Foundation except to the extent of his pecuniary interest therein.
(10)
Consists of (i) 30,287 shares of Common Stock held by Julie Andrews and (ii) 10,752 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 21, 2026.
(11)
Consists of (i) 37,394 shares of Common Stock held by Ms. Tammenoms Bakker, (ii) 1,548 shares of Common Stock held by an investment trust for which Ms. Tammenoms Bakker is a member of the Board of Directors and may be deemed to share voting, investment and dispositive power with respect to such activity, and (iii) 10,752 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 21, 2026.
(12)
Consists of (i) 24,793 shares of Common Stock held by Tamara R. Fountain M.D. and (ii) 10,752 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 21, 2026.

(13)
Consists of (i) 27,103 shares of Common Stock held by William J. Link, (ii) 21,248 shares of Common Stock held by Link Family Enterprises, L.P., and (iii) 10,752 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 21, 2026. Dr. Link is a managing partner of Link Family Enterprises, L.P., and may be deemed to share voting and investment power over the securities held by Link Family Enterprises, L.P. Dr. Link disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.. The address of Link Family Enterprises, L.P., is 11 Linda Isle, Newport Beach, CA 92660.
(14)
Consists of (i) 30,287 shares of Common Stock held by Robert J. Palmisano and (ii) 10,752 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 21, 2026.
(15)
Consists of (i) 7,383 shares of Common Stock held by Shweta Singh Maniar and (ii) 10,752 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 21, 2026.
(16)
Consists of (i) 27,733 shares of Common Stock held by Robert Warner and (ii) 10,752 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 21, 2026.
(17)
Consists of 4,158,350 shares of common stock beneficially owned by our current directors and executive officers, of which (i) 2,189,052 are shares of common stock, (ii) 1,883,282 are shares of common stock issuable pursuant to options exercisable within 60 days of April 21, 2026, and (iii) 86,016 shares issuable upon vesting of RSUs which vest within 60 days of April 21, 2026.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Audit Committee has the primary responsibility for reviewing and approving or disapproving related party transactions and adopted a formal written policy on July 1, 2021, which provides that we are not permitted to enter into any transaction that exceeds $120,000 with which any related person has a direct or indirect material interest, without the consent of our Audit Committee. In approving or rejecting any such transaction, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to our Audit Committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Since January 1, 2025, we describe below transactions and series of similar transactions, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

Related Party Transactions

In 2025, we made an aggregate of $838,600 in rebate and commission payments and sold $6,758 of products to Praxis Management, LLC and related Praxis entities, in which a trust affiliated with director William J. Link, Ph.D. is a significant investor and in which Dr. Link’s son-in-law serves as the chief executive officer.

Jack Kurtz, the son of Ron Kurtz, our President, Chief Executive Officer and a director, earned total compensation of $141,887 in 2025 as a non-executive employee of RxSight, Inc.

Indemnification Agreements

We have entered, and intend to continue to enter, into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and second amended and restated bylaws. The indemnification agreements and our amended restated certificate of incorporation and second amended and restated bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.

OTHER MATTERS

Fiscal Year 2025 Annual Report

Our financial statements for our fiscal year ended December 31, 2025 are included in our Annual Report on Form 10-K filed with the SEC on February 25, 2026. This proxy statement and our Annual Report on Form 10-K are posted on our investor relations website at https://investors.rxsight.com/financial-information/sec-filings and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K without charge by sending a written request to RxSight, Inc., Attention: Investor Relations, 100 Columbia, Aliso Viejo, California, 92656.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2025, all Section 16(a) filing requirements were satisfied on a timely basis, except for (i) a Form 4 filing for Ms. Maniar in connection with a sale of common stock on January 22, 2025 pursuant to a Rule 10b5-1 trading plan, which was filed late on January 27, 2025 due to an administrative error, (ii) a Form 3 filing for Mr. Gaines in connection with his appointment as an executive officer on December 18, 2025, which was filed late on January 15, 2026 due to an administrative delay in obtaining electronic data gathering, analysis and retrieval (“EDGAR”) codes, and (iii) a Form 3 and Form 4 filing for Mr. Wilterding in connection with his appointment as an executive officer and initial equity awards, which were filed late on January 30, 2026 due to an administrative delay in obtaining EDGAR codes.

* * *

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone or by executing and returning your proxy card at your earliest convenience.

THE BOARD OF DIRECTORS

Aliso Viejo, California April 28, 2026

BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. P.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet: RxSight, Inc. Annual Meeting of Stockholders www.proxypush.com/RXST • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote For Stockholders of record as of April 21, 2026 Phone: 1-866-305-2377 Tuesday, June 16, 2026 8:00 AM, Pacific Time • Use any touch-tone telephone Annual Meeting to be held live via the internet - please visit • Have your Proxy Card ready www.proxydocs.com/RXST for more details • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 8:00 AM, Pacific Time, June 16, 2026. Virtual: You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/RXST. The registration deadline is June 15, 2026 at 8:59 PM PT. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Ron Kurtz, M.D., and Mark Wilterding (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of RxSight, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

RxSight, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect three Class II directors, to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified. FOR WITHHOLD 1.01 William J. Link, Ph.D. FOR #P2# #P2# 1.02 Robert Warner FOR #P3# #P3# 1.03 Shweta Singh Maniar FOR #P4# #P4# FOR AGAINST ABSTAIN 2. To approve, on an advisory basis, the compensation of the named executive officers identified in FOR #P5# #P5# #P5# the 2025 Summary Compensation Table in the "Executive Compensation" section of the proxy statement. 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting FOR #P6# #P6# #P6# firm for our fiscal year ending December 31, 2026. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Signature (if held jointly)